PRINCIPAL INVESTORS FUND, INC.

680 8th Street

Des Moines, Iowa 50392-0200

                                                                                                                                    November 28, 2007

Dear Shareholder:

        The Board of Directors of Principal Investors Fund, Inc. (“PIF”) has approved a Plan of Acquisition (the “Plan”) providing for the combination of the California Insured Intermediate Municipal Fund (the “Acquired Fund”) into the California Municipal Fund (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PIF.

        Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class B, and Class C shares of the Acquired Fund will receive, respectively, Class A, Class B, and Class C shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on February 22, 2008.

        The Reorganization will permit PIF to eliminate one of its California municipal bond funds, the Acquired Fund, in favor of another, the Acquiring Fund, that the Board of Directors believes will better serve the interests of Acquired Fund shareholders. The Funds have identical investment objectives and substantially the same policies and risks. They also have the same investment sub-advisor. Although the Funds have the same advisory fee rates, the Acquiring Fund has lower overall expense ratios than the Acquired Fund. In addition, the Acquiring Fund has outperformed the Acquired Fund for each of the one-, three-, and five-year periods ended June 30, 2007. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization is expected to provide shareholders of the Acquired Fund on an ongoing basis with the greater prospects for growth, efficient management, and reduced overall expenses that are available from a larger fund. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

        The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. The expenses of the Reorganization will be borne by the Acquired Fund.

         Please note that PIF is not required to obtain shareholder approval of the Reorganization. Consequently, we are not asking you for a proxy, and we are requesting that you not send us a proxy. The enclosed Information Statement/Prospectus, however, provides information about the Reorganization and the Plan.

        If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

Sincerely,

/s/ RALPH C. EUCHER

Ralph C. Eucher

President and Chief Executive Officer

PRINCIPAL INVESTORS FUND, INC.

680 8th Street

Des Moines, Iowa 50392-0200

INFORMATION STATEMENT/PROSPECTUS

RELATING TO THE REORGANIZATION OF THE

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

INTO THE CALIFORNIA MUNICIPAL FUND

        This Information Statement/Prospectus is furnished in connection with a Plan of Acquisition (the “Plan”) providing for the combination of the California Insured Intermediate Municipal Fund (the “Acquired Fund”) into the California Municipal Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Each of the Funds is a separate series or fund of Principal Investors Fund, Inc. (“PIF”).

        Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class B, and Class C shares of the Acquired Fund will receive, respectively, Class A, Class B, and Class C shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on February 22, 2008. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Form of Plan of Acquisition which is attached hereto as Appendix A.

         Please note that PIF is not required to obtain shareholder approval of the Reorganization. Consequently, we are not asking you for a proxy, and we are requesting that you not send us a proxy.

        This Information Statement/Prospectus contains important information shareholders should know about the Reorganization. Please read it carefully and retain it for future reference. Each of the Acquired and Acquiring Funds commenced operations after succeeding to the operations of another fund on January 12, 2007. The predecessor funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2006 and PIF’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2007 contain additional information about the investments of the Funds, and the predecessor funds’ Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Funds during their fiscal year ended October 31, 2006. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-222-5852.

        A Statement of Additional Information dated November 28, 2007 (the “Statement of Additional Information”) relating to this Information Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Information Statement/Prospectus. The Prospectus of PIF (the “PIF Prospectus”), dated May 29, 2007 and as supplemented, and the Statement of Additional Information of PIF (the “PIF SAI”), dated October 1, 2007, have also been filed with the SEC and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Information Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PIF at P.O. Box 8024, Boston, MA 02266-8024 or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

        PIF is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

        The date of this Information Statement/Prospectus is November 28, 2007.

     Distribution Plans and Additional Information Regarding

INTRODUCTION

        This Information Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

         Principal Investors Fund, Inc. PIF is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PIF currently offers 68 separate series or funds (the “PIF Funds”), including the Acquired and Acquiring Funds. The sponsor of PIF is Principal Life Insurance Company (“Principal Life”), the investment advisor to the PIF Funds is Principal Management Corporation (“PMC”) and the principal underwriters for PIF are Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) for Class A, B and C shares, and Princor Financial Services Corporation (“Princor”) for Institutional, J and Plan Class shares. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC, PFD, and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-0200.

         Investment Management. Pursuant to an investment advisory agreement with PIF with respect to each of the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreements, PMC has entered into sub-advisory agreements with Morgan Stanley Investment Management, Inc., doing business as Van Kampen Asset Management (“Van Kampen”), with respect to each of the Funds. Under these sub-advisory agreements, Van Kampen has assumed the obligations of PMC to provide investment advisory services for the Funds.

        Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly held global financial services company. Its offices are located at 1221 Avenue of Americas, New York, NY 10022. For its services to the Funds, Van Kampen receives a sub-advisory fee which is paid by PMC and not by the Fund.

        Each of PMC and Van Kampen is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.

         The WM Reorganization. Pursuant to an Agreement and Plan of Reorganization with each of WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC (the “WM Group of Funds”), PIF acquired substantially all the assets of each of the funds in the WM Group of Funds (a “WM Fund”) effective January 12, 2007 (“WM Reorganization”). Edge Asset Management, Inc. (“Edge”) (formerly known as WM Advisors, Inc.) had served as the investment advisor to the WM Group of Funds. Certain Funds of PIF commenced operations on the effective date of the WM Reorganization by succeeding to the operations of predecessor WM Funds. These Funds include the Acquired and Acquiring Funds.

         Outstanding Shares and Share Ownership. For information regarding the numbers of shares outstanding of the Acquired and Acquiring Funds and certain share ownership information, see Appendix B to this Information Statement/Prospectus.

THE REORGANIZATION

Overview

        At its meeting held on September 10, 2007, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PIF (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization – Board Consideration of the Reorganization.”

        The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be February 22, 2008. Holders of Class A, Class B, and Class C shares of the Acquired Fund will receive, respectively, Class A, Class B, and Class C shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

        The Reorganization will permit PIF to eliminate one of its California municipal bond funds, the Acquired Fund, in favor of another, the Acquiring Fund, that the Board of Directors believes will better serve the interests of Acquired Fund shareholders. The Funds have identical investment objectives and substantially the same policies and risks. They also have the same investment sub-advisor. Although the Funds have the same advisory fee rates, the Acquiring Fund has lower overall expense ratios than the Acquired Fund. In addition, the Acquiring Fund has outperformed the Acquired Fund for each of the one-, three-, and five-year periods ended June 30, 2007. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization is expected to provide shareholders of the Acquired Fund on an ongoing basis with the greater prospects for growth, efficient management, and reduced overall expenses that are available from a larger fund. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

        In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the Reorganization – Federal Income Tax Consequences.”

        The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

        The Acquired Fund will pay all fees and expenses in connection with the Reorganization, other than portfolio transitioning costs that are incurred subsequent to the Effective Time, and subject to PMC’s contractual obligation to limit the Acquired Fund’s expenses attributable to Class A, Class B, and Class C shares. For the estimated expenses of the Reorganization, see “Capitalization” below. After the Reorganization, the combined Acquired and Acquiring Fund will incur trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. These costs are not expected to be significant because the Acquired Fund is managed by the same sub-advisor as the Acquiring Fund and the sub-advisor employs substantially the same investment strategies for both Funds.

               Comparison of Acquired and Acquiring Funds

California Insured Intermediate Fund                                                             California Municipal Fund

           (Acquired Fund)                                                                                              (Acquiring Fund)

Approximate Net Assets as of 4/30/07 (unaudited):

                     $99,566,000                                                                                                                                 $395,618,000

Investment Advisor:

PMC

Sub-Advisor and Portfolio Manager:

Van Kampen

The Van Kampen portfolio manager for each of the Funds is Joseph A. Piraro, Executive Director, Van Kampen. He joined Van Kampen in 1992.

Investment Objective:

Each of the Funds seeks to provide as high a level of current income that is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.

Principal Investment Strategies:

The Fund invests at least 80% of its assets in insured California municipal obligations (except when maintaining a temporary defensive position). Under normal market conditions, the dollar-weighted average maturity of the securities in which the Fund invests will be more than three years but less than ten years. The maximum effective maturity (the maturity date without regard to call provisions, except that for pooled single family mortgage securities, effective maturity is the average life of the underlying mortgage obligations) of any municipal obligation in which the Fund invests is fifteen years.

All of the municipal obligations in which the Fund invests, taking into account any insurance, are investment-grade securities. The Fund may invest without limitation in bonds that generate interest payments that are subject to the alternative minimum tax.

Under normal market conditions, the Fund may invest up to 20% of its assets, and for temporary defensive purposes without limitation, in:
• uninsured municipal obligations;
• municipal obligations that are not exempt from California personal income tax;
• short-term municipal obligations and taxable cash equivalents, including short-term instruments; and
• securities of unaffiliated money market mutual funds (subject to limitations prescribed by applicable law).

The insured municipal obligations in which the Fund invests are insured under insurance policies that relate to the specific municipal obligation in question and that are issued by an insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody’s. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.

The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in the Fund’s investment portfolio or the Fund’s NAV. The Fund’s NAV will continue to fluctuate in response to fluctuations in interest rates. The Fund’s investment policy requiring investment in insured municipal obligations will not affect the Fund’s ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

The Fund invests, under normal market conditions, at least 80% of its assets in intermediate- and long-term California municipal obligations (municipal obligations that generate interest which is exempt from California state personal income tax). These obligations may include bonds that generate interest payments that are subject to the alternative minimum tax.

The Fund will invest primarily in investment-grade municipal obligations.

Under normal market conditions, the Fund may invest up to 20% of its assets, and for temporary defensive purposes without limitation, in
• municipal obligations that are not exempt from California personal income tax;
• short-term municipal obligations;
• taxable cash equivalents, including short-term U.S. government securities, certificates of deposit and bankers’ acceptances, commercial paper rated Prime-1 by Moody’s or A-1+ or A-1 by S&P, or equivalent rating by Fitch, and repurchase agreements (collectively ‘‘short-term instruments’’); and
• securities of unaffiliated money market mutual funds (subject to limitations prescribed by applicable law).

Diversification:

Each of the Funds is “non-diversified,” which means that each may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, both Funds are subject to non-diversification risk.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

When investing for temporary defensive purposes as described above, each of the Funds may produce income that is not exempt from federal income taxes or California personal income tax.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives and Strategies

        The investment objectives of the Funds are identical in that both seek to provide as high a level of current income that is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital. Moreover, the principal investment strategies of both Funds are substantially the same as they both pursue their objectives by investing primarily in California municipal obligations. In addition, both Funds are non-diversified. The main difference between the Funds is that the Acquiring Fund invests primarily in intermediate and long-term California municipal obligations that are not insured, while the Acquired Fund invests primarily in intermediate-term California municipal obligations that are insured.

        The investment objective of each of the Funds may be changed by the Board of Directors of PIF without shareholder approval.

        Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information. For an explanation of debt securities ratings, see the Statement of Additional Information.

        The Statement of Additional Information provides further information about the portfolio manager for the Funds, including information about compensation, other accounts managed and ownership of Fund shares.

Comparison of Principal Investment Risks

        Because the Acquired and Acquiring Funds are California municipal funds that have identical investment objectives and substantially the same strategies as described above, they have substantially the same risks. However, since the Acquired Fund but not the Acquiring Fund invests primarily in municipal obligations that are insured, the Acquiring Fund has greater exposure than the Acquired Fund to credit quality risk. The principal risks of investing in the Funds are described below.

o	Fixed-Income Securities Risk. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities do not pay current interest, but are sold at a discount from their face value. Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. Longer term bonds are generally more sensitive to interest rate changes.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

o	Municipal Securities Risk. Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

o	Geographic Concentration Risk. Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly. With respect to each of the Funds, in addition to factors affecting the state or regional economy, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences affecting California municipal obligations. See the Statement of Additional Information for a more detailed description of these risks.

o	Derivatives Risk. Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

o	Non-Diversification Risk. A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of issuers. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific security’s poor performance is likely to affect the fund’s performance.

o	Credit or Counterparty Risk. Each of the Funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

o	Management Risk. Each of the Funds is actively managed by its sub-advisor. Each Fund’s performance will thus reflect in part the ability of its sub-advisor to make investment decisions that are suited to achieving the Fund’s investment objective. If the sub-advisor’s strategies do not perform as expected, the Fund could underperform other mutual funds with similar investment objectives or lose money.

o	Liquidity Risk. Each of the Funds is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price.

o	Market Risk. The value of each Fund’s portfolio may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in either Fund.

Fees and Expenses of the Funds

        The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class A, Class B, and Class C shares of the Acquired Fund will receive, respectively, Class A, Class B, and Class C shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)

        The following table shows the fees and expenses you may pay when you buy and hold shares of the Funds. Each class of shares of the Acquired Fund has the same shareholder fees as the corresponding class of shares of the Acquiring Fund.

	Class A	Class B	Class C
Maximum sales charge(load) imposed on purchases(as a % of offering price)	4.50% (1)	None	None
Maximum Contingent Deferred Sales Charge(CDSC) (as a % of dollars subject to charge)	1.00% (2)	5.00% (3)	1.00% (4)
Redemption or Exchange Fee (as a % of amount redeemed/ exchanged)	1.00% (5)	1.00% (5)	1.00% (5)
_________________

(1)     Sales charges are reduced or eliminated for purchases of $50,000 or more.

(2)     A CDSC may apply on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.

(3)     CDSCs are reduced after two years and eliminated after five years.

(4)     A CDSC applies on certain redemptions made within 12 months.

(5)     Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.

Fees and Expenses as a % of average daily net assets

        The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, and Class C shares of the Acquired Fund for the fiscal year ended October 31, 2006; (b) the expense ratios of the Class A, Class B, and Class C shares of the Acquiring Fund for the fiscal year ended October 31, 2006; and (c) the pro forma expense ratios of the Class A, Class B, and Class C shares of the Acquiring Fund for the fiscal year ending October 31, 2006 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2006.

Annual Fund Operating Expenses(4)

		Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Expenses
California Insured Intermediate Municipal Fund (Acquired Fund) (1)	Class A	0.50%	0.25%	0.11%	0.86%	--	0.86%
	Class B	0.50%	1.00%	0.12%	1.62%	--	1.62%
	Class C	0.50%	1.00%	0.12%	1.62%	--	1.62%

California Municipal Fund (Acquiring Fund) (2)	Class A	0.50%	0.25%	0.09%	0.84%	0.01%	0.83%
	Class B	0.50%	1.00%	0.08%	1.58%	--	1.58%
	Class C	0.50%	1.00%	0.09%	1.59%	--	1.59%

California Municipal Fund (Acquiring Fund) (Pro forma assuming Reorganization)(3)	Class A	0.50%	0.25%	0.08%	0.83%	--	0.83%
	Class B	0.50%	1.00%	0.08%	1.58%	--	1.58%
	Class C	0.50%	1.00%	0.08%	1.58%	--	1.58%

_________________

(1)            PMC has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares, and if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.86% for Class A, 1.62% for Class B, and 1.62% for Class C shares.

(2)            PMC has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares, and if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.83% for Class A, 1.59% for Class B, and 1.59% for Class C shares.

       (3)           The costs associated with the Reorganization are not reflected in the Annual Fund Operating Expenses table.

     (4)             Excludes interest expense and fees paid on floating rate securities.

         Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown for Total Fund Operating Expenses in the table above (except that the one-year figures for Class A shares of the Acquiring Fund are based on Net Expenses), that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The costs of investing for Class B shares in the 10 year example reflect conversion of Class B shares to Class A shares after the eighth year.  The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

		1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
California Insured Intermediate Municipal Fund	Class A	$534	$712	$905	$1,463
(Acquired Fund)	Class B	$665	$911	$1,081	$1,719
	Class C	$265	$511	$881	$1,922

California Municipal Fund (Acquiring Fund)	Class A	$531	$705	$894	$1,439
	Class B	$661	$899	$1,060	$1,680
	Class C	$262	$502	$866	$1,889

California Municipal Fund (Acquiring Fund) (Pro forma	Class A	$531	$703	$890	$1,429
assuming Reorganization)	Class B	$661	$899	$1,060	$1,677
	Class C	$261	$499	$860	$1,878
If you do not sell your shares at the end of the period:
California Insured Intermediate Municipal Fund	Class A	$534	$712	$905	$1,463
(Acquired Fund)	Class B	$165	$511	$881	$1,719
	Class C	$165	$511	$881	$1,922

California Municipal Fund (Acquiring Fund)	Class A	$531	$705	$894	$1,439
	Class B	$161	$499	$860	$1,680
	Class C	$162	$502	$866	$1,889

California Municipal Fund (Acquiring Fund) (Pro forma	Class A	$531	$703	$890	$1,429
assuming Reorganization)	Class B	$161	$499	$860	$1,677
	Class C	$161	$499	$860	$1,878

Investment Management Fees/Sub-Advisory Arrangements

        The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of each Fund’s average daily net assets pursuant to the following fee schedule: 0.50% of the first $1 billion; and 0.45% of the excess over $1 billion.

        As the sub-advisor to each of the Funds, Van Kampen is paid a sub-advisory fee for each Fund. The sub-advisory fees are paid by PMC, not by the Funds.

        A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PIF’s Annual Report to Shareholders for the fiscal year ended October 31, 2006 and in PIF’s Semi-Annual Report to Shareholders for the period ending April 30, 2007.

Performance

        The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference).

        Past performance does not indicate future results.

Calendar Year Total Return (%) as of 12/31 Each Year (Class A Shares)

California Insured Intermediate Municipal Fund (Acquired Fund)(1)

[GRAPHIC OMITTED]

1997     7.14%

1998     5.26%

1999     -0.83%

2000     9.46%

2001     4.79%

2002     9.28%

2003     3.58%

2004     2.65%

2005     1.75%

2006     3.43%

        The year-to-date return as of September 30, 2007 is 1.84%.

Highest return for a quarter during the period of the bar chart above: Q3 `02 5.21%

Lowest return for a quarter during the period of the bar chart above: Q2 `04 -1.93%

_________________

(1)            The Fund commenced operations after succeeding to the operations of a WM Fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 4, 1994. The predecessor fund’s performance between 1996 and 2003 benefited from the agreement of Edge, the Fund’s former investment advisor, and its affiliates to limit the Fund’s expenses.

California Municipal Fund (Acquiring Fund)(2)

[GRAPHIC OMITTED]

1997     10.30%

1998     6.09%

1999     -4.53%

2000     12.97%

2001     4.05%

2002     8.87%

2003     3.70%

2004     4.76%

2005     4.04%

2006     5.26%

        The year-to-date return as of September 30, 2007 is -1.34%.

Highest return for a quarter during the period of the bar chart above: Q3 `02 5.74%

Lowest return for a quarter during the period of the bar chart above: Q2 `99 -2.37%

_________________

(2)            The Fund commenced operations after succeeding to the operations of a WM Fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1989. The predecessor fund’s performance between 1996 and 1999 benefited from the agreement of Edge, the Fund’s former investment advisor, and its affiliates to limit the Fund’s expenses.

Average Annual Total Returns (%) (with Maximum Sales Charge)(1) (2) for periods ended December 31, 2006

	1 Year	5 Year	10 Years
California Insured Intermediate Municipal Fund (Acquired Fund)
--Class A (before taxes)	-1.19%	3.15%	4.12%
(after taxes on distributions)(3)	-1.19%	3.09%	3.99%
(after taxes on distributions and sale of shares)(3)	0.37%	3.16%	4.02%
--Class B	-2.36%	2.96%	3.97%
--Class C	1.63%	3.31%	3.89%
--Lehman Brothers Municipal Bond Index(4)	4.84%	5.53%	5.76%
--Morningstar Muni California Intermediate-Short Category Average(4)	3.71%	3.79%	4.28%

California Municipal Fund (Acquired Fund)
--Class A (before taxes)	0.50%	4.34%	4.97%
(after taxes on distributions)(3)	0.41%	4.24%	4.90%
(after taxes on distributions and sale of shares)(3)	1.90%	4.31%	4.91%
--Class B	-0.52%	4.19%	4.82%
--Class C	3.47%	4.52%	4.72%
--Lehman Brothers Municipal Bond Index(4)	4.84%	5.53%	5.76%
--Morningstar Muni California Long Category Average(4)	4.56%	5.01%	5.17%

_________________

(1)

The Acquired Fund commenced operations after succeeding to the operations of a WM Fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 4, 1994. The predecessor fund’s performance between 1996 and 2003 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)

The Acquiring Fund commenced operations after succeeding to the operations of a WM Fund on January 12, 2007. Performance for periods prior to that date is based on performance of the predecessor fund which commenced operations on July 25, 1989. The predecessor fund’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(3)

After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

(4)	Index performance information reflects no deduction for fees, expenses, or taxes. For a description of the indices, see Appendix C to this Information Statement/Prospectus.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

        The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Information Statement/Prospectus.

        Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be February 22, 2008, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time of the Reorganization.

        Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares you own in exchange for all your Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time of the Reorganization, the Acquired Fund will be dissolved in accordance with applicable law.

        The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time of the Reorganization if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

        Under the Plan, the Acquired Fund will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated by the Plan (other than portfolio transitioning costs) subject to PMC’s contractual obligation to limit the Acquired Fund’s expenses attributable to Class A, Class B, and Class C shares. The Acquired Fund is expected to derive a benefit from the Reorganization through lower expense ratios and improved overall performance. After the Reorganization, the combined Acquired and Acquiring Fund will incur the portfolio transitioning costs, which are not expected to be significant. The fees and expenses include, but are not limited to, accountants’ fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

        If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

        The Reorganization will permit PIF to eliminate one of its California municipal bond funds, the Acquired Fund, in favor of another, the Acquiring Fund, that the Board of Directors believes will better serve the interests of Acquired Fund shareholders. The Funds have identical investment objectives and substantially the same policies and risks. They also have the same investment sub-advisor. Although the Funds have the same advisory fee rates, the Acquiring Fund has lower overall expense ratios than the Acquired Fund. In addition, the Acquiring Fund has outperformed the Acquired Fund for each of the one-, three-, and five-year periods ended June 30, 2007. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization is expected to provide shareholders of the Acquired Fund on an ongoing basis with the greater prospects for growth, efficient management and reduced overall expenses that are available from a larger fund. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

        The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on September 10, 2007. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

        In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the identical investment objectives shared by the Funds, as well as their having substantially the same investment strategies and risks;

(2)	the absence of any differences between the Funds’ fundamental investment restrictions;

(3)

estimated explicit trading costs associated with disposing of any portfolio securities and reinvesting the proceeds in connection with the Reorganization resulting from the completion of the realignment of the portfolio;

(4)	expense ratios and available information regarding the fees and expenses of the Funds;

(5)	comparative investment performance of and other information pertaining to the Funds;

(6)

the potential effect on the Acquired Fund’s shareholders of investing in a larger fund and the potential effect on the portfolio management of the Acquiring Fund of a larger asset base following the Reorganization;

(7)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(8)	the absence of any material differences in the rights of shareholders of the Funds;

(9)	the financial strength, investment experience and resources of Van Kampen, which serves as the sub-advisor to the Funds;

(10)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(11)

the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization, the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

(12)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(13)	the terms and conditions of the Plan; and

(14)	possible alternatives to the Reorganization.

        The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)

it should be reasonable for shareholders of the Acquired Fund to have the same investment expectations after the Reorganization because each Fund has identical investment objectives and substantially the same policies and risks;

(2)

Van Kampen, as the sub-advisor with primary responsibility for managing the assets of the Funds, may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;

(3)

the Acquiring Fund, which has a substantially larger asset base than the Acquired Fund, has outperformed the Acquired Fund over the one-, three-, and five-year periods ended June 30, 2007, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4)	the Acquiring Fund has the same advisory fee rate as, but lower operating expense ratios than, the Acquired Fund.

Description of the Securities to Be Issued

        PIF is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PIF, and the Class A, Class B, and Class C shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

        All shares of PIF have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

        The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

        Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

        To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PIF, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

         Capital Loss Carryforward. As of October 31, 2006, the predecessor fund of the Acquired Fund had an accumulated capital loss carryforward of approximately $207,000 expiring in 2014. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

         Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

        The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

        The following table shows the capitalization of each of the Acquired Fund and the Acquiring Fund as of April 30, 2007, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date.

		Net Assets ($000)	Net Asset Value Per Share ($)	Shares Outstanding (000)

California Insured Intermediate Municipal Fund (Acquired Fund)	--Class A --Class B --Class C --Total	57,182 37,604 4,780 99,566	10.88 10.88 10.88 --	5,257 3,457 439 9,153
California Municipal Fund (Acquiring Fund)	--Class A --Class B --Class C --Total	277,404 113,250 4,964 395,618	11.17 11.17 11.17 --	24,835 10,139 444 35,418
Reduction in net assets and decrease in net asset values per share of the Acquired Fund to reflect the estimated expenses of the Reorganization.	--Class A --Class B --Class C	(39) (23) (3)	(0.01) (0.01) --	(142) (93) (11)
(3) California Municipal Fund (Pro forma assuming Reorganization)	--Class A --Class B --Class C --Total	334,547 150,831 9,741 495,119	11.17 11.17 11.17 --	29,950 13,503 872 44,325

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

        This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

        The Funds have the same principal investment risks, which are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk. These include:

Repurchase Agreements and Loaned Securities

        The Funds may invest a portion of their assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Funds enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

        The Funds may lend their portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty’s collateral invested by the fund declines in value as a result of investment losses.

Reverse Repurchase Agreements

        The Funds may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that their sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Funds, although the Funds’ intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Zero-Coupon Securities

        The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Forward Commitments

        The Funds may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for a fund to purchase or sell a security on a future date at a fixed price. The Funds may also enter into contracts to sell their investments either on demand or at a specific interval.

Derivatives

      To the extent permitted by its investment objectives and policies, the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

        Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

        There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. A fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

        Generally, the Funds may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the particular Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

        — the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;

        — the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

        — the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and

        — the counterparty may fail to perform its obligations.

Temporary Defensive Measures

        From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, each Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

        There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objective.

Municipal Obligations, Leases, and AMT-Subject Bonds

        The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

        The Acquired Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” lease, the Acquired Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

        “AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” below for a discussion of the tax consequences of investing in the Funds.

        Current federal income tax laws limit the types of volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of each Fund to purchase sufficient amounts of tax-exempt securities.

Swap Agreements

        The Funds may enter into swap transactions for any legal purpose consistent with their respective investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Funds anticipate purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

        Whether a fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the ability of the fund’s sub-advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by their sub-advisor. Certain restrictions imposed on the Funds by the Code may limit the Funds’ abilities to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Multiple Classes of Shares

        The Board of Directors of PIF has adopted an 18f-3 Plan for each of the Funds. Under these plans, each of the Funds currently offers the following three classes of shares: Class A, Class B, and Class C. The Class A, Class B and Class C shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees. Additional share classes may be offered in the future by the Acquiring Fund.

Costs of Investing in the Funds

Fees and Expenses of the Funds

        This section describes the fees and expenses you may pay if you invest in Class A, B, or C shares of a Fund. You may pay both one-time fees and ongoing fees. The tables below shows the one-time fees you may pay directly if you invest in a Fund and the ongoing fees which are the operating expenses of a Fund and are also described in the Fund descriptions above. The ongoing operating expenses include fees paid to a Fund’s manager, underwriter and others who provide services to the Funds. These expenses reduce the value of each share you own.

        Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

         You may obtain more information about sales charge reductions and waivers through a link on PIF’s website at www.PrincipalFunds.com, from the Statement of Additional Information, or from your Investment Representative.

One-Time Fees

o	You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).

o

Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.

o	Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

o	An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A, Class B, and Class C shares of $30,000, or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through an Automatic Exchange Election or a Periodic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply).

Ongoing Fees

        Each of the share classes of the Funds pays various ongoing fees to PMC and others who provide services. Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

        All share classes of the Funds pay the following ongoing fees:

o	Management Fee – Through the investment advisory agreement with the Funds, PMC has agreed to provide investment advisory services and corporate administrative services to the Funds.

o	Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 under the 1940 Act for its Class A, Class B and Class C shares. Under the plan, each such share class of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution expenses for the sale of Fund shares by the Distributor of each Fund and other selling dealers. See “Rule 12b-1 Fees” below.

o	Transfer Agent Fee – PMC has entered into a Transfer Agency Agreement with the Funds under which Principal Shareholder Services, Inc. (“PSS”), a wholly-owned subsidiary of PMC, provides transfer agent services to the Class A, Class B, and Class C shares of the Funds. These services are currently provided at cost.

        Class A, Class B, and Class C shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class A, Class B, and Class C shareholders and the cost of shareholder meetings held solely for Class A, Class B, and Class C shares.

        PSS registers Class A, Class B and Class C shares with the states, and each of the Funds pays the cost associated with this activity under the terms of the Transfer Agency Agreement.

Distribution Plans and Additional Information

Regarding Intermediary Compensation

        PIF has adopted Distribution and Service Plans under 12b-1 under the 1940 Act (each, a “12b-1 plan”) for Class A, Class B, and Class C shares of each of the Funds. Under the 12b-1 Plans, each fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The PIF Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

        The Distributor for Class A, B and C shares of Principal Investors Fund is Principal Funds Distributor, a wholly owned subsidiary of PFG. The term “Distributor” as used in this section refers to Principal Funds Distributor.

        The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

         Service Fees. The Distributor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class B and C shares, generally these fees are not paid until such shares have been held for twelve months.

         Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class B and C shareholders, together with any applicable sales charge, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople, including ongoing commission payments for Class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

         Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Acquired and Acquiring Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, and trust companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

         Commissions, Finders’ Fees and Ongoing Payments. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares. The Distributor may pay these financial intermediaries a finders’ fee of up to 1.00% on purchases of $1,000,000 or more. The Distributor may pay financial intermediaries a fee of up to 1.00% on initial investments of $500,000 or more by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class A shares.

        In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 4.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

        In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

         Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

        A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the and related investor services.

        Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

        In connection with the purchase by PMC of WM Advisors, the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to PMC with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to PMC and its affiliates from assets under management in funds and other financial products advised by PMC and its affiliates (including the Acquired and Acquiring Funds) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to PMC with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

        If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

        Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

        As of the date of this Information Statement/Prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation
Advest, Inc.
A.G. Edwards & Sons, Inc.
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Ameriprise Financial Services Corp.
Associated Financial Group
Associated Securities Corp.
AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Charles Schwab & Co., Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
Farmers Financial Solutions, LLC
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
INVEST Financial Corporation
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Investment Centers of America, Inc.
Janney Montgomery Scott, LLC
Jefferson Pilot Securities Corporation
Linsco/Private Ledger Corp.
McDonald Investments, Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.

M.L. Stern & Co.
Morgan Stanley DW, Inc.

Mutual Service Corporation
National Financial Services Corp.
National Investors Corporation
National Planning Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
Pacific Select Distributors, Inc.
Pershing
Piper Jaffray & Co.
ProEquities, Inc.
Prospera Financial Services, Inc.
Prudential Investment Management Services, LLC
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Royal Alliance Associates, Inc.
Scottrade, Inc.
Securities America, Inc.
Sentra Securities Corp./Spelman and Co., Inc.
SII Investments, Inc.
Sorrento Pacific Financial, LLC
Southwest Securities, Inc.
SunAmerica Securities, Inc.
Triad Advisors, Inc.
UBS Financial Services, Inc.
United Planners’ Financial Services of America
Wachovia Securities, LLC
WM Financial Services, Inc.

Waterstone Financial Group, Inc.

        To obtain a current list of such firms, call 1-800-222-5852.

        Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor when selecting brokers to effect portfolio transactions.

        Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

         Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

        Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services.

        The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Dividends and Distributions

        The Acquired and Acquiring Funds declare dividends of all their daily net investment income each day their shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Funds. Actual income, expenses, and shareholder activity may differ from estimate, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Funds will pay out their accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your monthly dividend payment will be reinvested back into additional shares of the Funds.

NOTES:

•      A Fund’s declaration of income dividends and capital gains has the effect of reducing the share price by the amount of the dividend or capital gain declared.

•      Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•      For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Pricing of Fund Shares

        The shares of the Acquired and Acquiring Funds are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•      on a day that the NYSE is open and

•      prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

        Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For each of the Funds, the share price is calculated by:

•      taking the current market value of the total assets of the Fund

•      subtracting liabilities of the Fund

•      dividing the remainder proportionately into the classes of the Fund

•      subtracting the liability of each class

•      dividing the remainder by the total number of shares owned in that class.

NOTE:

          •      If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

Purchases, Redemptions, and Exchanges of Shares

     The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are the same.

Purchases of Shares

     The Acquired and Acquiring Funds each offer three share classes: Class A, Class B, and Class C. Class B shares are not available to non-qualified deferred compensation or payroll deduction plans. Highlights of the Funds’ share classes and information regarding sales charges and dealer reallowances are provided below.

     Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

o            the dollar amount you are investing,
o            the amount of time you plan to hold the investment, and
o            any plans to make additional investments in PIF.

        Please consult with your Investment Representative before choosing the class of shares that is appropriate for you.

        Fund and share class selections must be made at the time of purchase. PIF seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described below under “Purchases at a Reduced Initial Sales Charge”), are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J in PIF Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of PIF Funds of $100,000 or more and have selected Class B shares, or $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing PIF Fund Class B share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $100,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing PIF Fund Class C share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

CLASS A SHARES

Initial Sales Charge

•      You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.

•      If you invest $50,000 or more, the sales charge is reduced.

•      You might be eligible for a reduced sales charge. See “Sales Charge Waiver or Reduction (Class A shares).”

•      Sales charges might be reduced under the Rights of Accumulation or Statement of Intention, as described below.

Sales Charge Waiver or Reduction (Class A shares)

        Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

        To receive a reduction in your Class A initial sales charge, you or your Investment Representative must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Investment Representative do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

Purchase Without an Initial Sales Charge (Class A shares)

•      No initial sales charge will apply to purchases of $1 million or more, although a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months after purchase.

•      No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the PIF Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption. It is the responsibility of the shareholder to notify PIF at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

•      A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:

•      by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;

•      by the Premier Credit Union;

•      by non-ERISA clients of Principal Global Investors LLC;

•      by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Financial Services Corporation (“Princor”) or the Distributor;

•      through a “wrap account” offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;

•      to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;

•      by accounts established as a result of the conversion of Class R shares of the Fund;

•      by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;

•      by current and retired Washington Mutual employees and their immediate family members, including children up to and including age 25;

•      by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;

•      by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;

•      existing participants in Employer-Sponsored Plans (as defined in Purchase at a Reduced Initial Sales Charge (Class A Shares)) that had a least $1 million in Principal Investors Fund as of January 12, 2007 can purchase Class A shares at net asset value for the duration of that account; and

•      new participants in such Employer-Sponsored Plans that had at least $2.8 million in Principal Investors Fund as of January 12, 2007 can purchase Class A shares within the plan at net asset value provided the participant notes that he or she meets this qualification on the participant’s initial application to purchase shares.

Purchase at a Reduced Initial Sales Charge (Class A Shares)

1)

Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C, and J shares of PIF owned by such persons, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other PIF Fund shares. If the total amount being invested in PIF is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

2)

Statement of Intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

3)

Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a payroll deduction plan (“Employer Sponsored Plan”) established prior to March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Short-Term Bond, Short-Term Income, Ultra Short Bond and LargeCap S&P 500 Index Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.

         Purchase of Class A Shares. The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.”

        Class A shares of the Acquired and Acquiring Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Class A shares purchased with proceeds from the redemption of Class A shares of other PIF Funds within 60 days of the redemption are not subject to an initial sales charge provided the shareholder notifies PIF that the purchase proceeds are from the redemption of Class A shares. Your sales charge may be reduced for larger purchases as indicated below.

Class A Sales Charges – Acquired and Acquiring Funds

	Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as % of Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%*

_________________

*             The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

         Contingent Deferred Sales Charge (“CDSC”) on Class A Shares. Class A shares purchased in amounts of $1 million or more are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under “CDSC Calculation and Waivers.”

CLASS B SHARES

        Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or a Statement of Intention, to purchase Class A shares.

        PIF seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described above under “Purchases at a Reduced Initial Sales Charge”) are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares in the PIF Funds. PIF will consider initial purchases of $100,000 or more and subsequent purchases that would result in an investment of $100,000 or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class B shares are not available to payroll deduction plans that do not currently invest in PIF’s Class B shares, nor to new participants in any such plans that invest in PIF’s Class B shares.

        The offering price for Class B shares is the NAV next calculated after receipt of an investor’s order in proper form by PIF or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedule below).

•    Shares purchased through reinvestment of dividends and capital gain distributions are not subject to a CDSC.

•    There is no CDSC on redemptions of Class B shares held for 5 full years or longer.

•    Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.

•    After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.

        Within 60 days after a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid. It is the responsibility of the shareholder to notify PIF at the time of repurchase if the purchase proceeds are from a redemption of Class B shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class B shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.)

        The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.

Contingent Deferred Sales Charge (“CDSC”) on Class B Shares. Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

        A CDSC may be applied to Class B shares of all Funds according to the following schedule:

Year of Redemption After Purchase	CDSC (1)
First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth and following	0.00%

_________________

    (1)        Shares purchased on or before January 12, 2007 may be subject to different CDSC schedules as described in the Statement of Additional Information.

CLASS C SHARES

        Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intention, to purchase Class A shares.

        PIF seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in the PIF Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares.

        The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by PIF or its servicing agent, with no initial sales charge.

•      A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.

•      Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

        Within 60 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares. It is the responsibility of the shareholder to notify PIF at the time of the repurchase if the purchase proceeds are from a redemption of Class C shares. Shares purchased with redemption proceeds are not subject to the twelve month CDSC. If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class C shares which will be subject to the twelve month CDSC.

        The Distributor currently pays authorized dealers commissions of up to 1.00% of the price of Class C shares sold by them.

         Contingent Deferred Sales Charge (“CDSC”) on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under “CDSC Calculation and Waivers.”

CDSC CALCULATION AND WAIVERS

        The CDSC, if any, is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. For Class B shares issued in connection with the WM Reorganization, the CDSC is based on the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if the newly acquired shares are subject to the CDSC when they are sold.

        In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a periodic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established.

        The CDSC is waived on shares which are sold:

•      within 90 days after an account is re-registered due to a shareholder’s death;

•      due to the shareholder’s disability, as defined in the Code provided the shares were purchased prior to the disability;

•      to pay surrender charges; or

•      involuntarily from small balance accounts.

NOTE: To have your CDSC waived, you must let your advisor or PIF know at the time you redeem shares that you qualify for such a waiver.

Redemptions of Shares

        After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 Calendar days or more. A sell order from one owner is binding on all joint owners.

        * a day when the NYSE is open for normal business.

        Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

        Generally, sales proceeds checks are:

•      payable to all owners on the account (as shown in the account registration); and

•      mailed to the address on the account (if not changed within last month) or previously authorized bank account.

        For other payment arrangements, please call PIF. You should also call PIF for special instructions that may apply to sales from accounts:

•      when an owner has died; or

•      owned by corporations, partnerships, agents or fiduciaries.

        Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by the federal securities law.

        Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any PIF Fund Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CSDC. It is the responsibility of the shareholder to notify PIF at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

        The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind

        Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make the payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this information statement/prospectus.

–Sell Shares By Mail

•     Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to the address specified on your account statement.

•     Specify the Fund and account number.

•     Specify the number of shares or the dollar amount to be sold.

•     A medallion signature guarantee* will be required if the:

•      sell order is for more than $100,000;

•      check is being sent to an address other than the account address;

•      account address has been changed within thirty days of the sell order; or

•      check is payable to a party other than the account shareholder(s) or Principal Life.

*             If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

–Sell Shares in Amounts of $100,000 or Less by Telephone

•      The request may be made by a shareholder or by the shareholder’s Investment Representative

•      The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•      The address on the account must not have been changed within the last thirty days and telephone privileges must apply to the account from which the shares are being sold.

•      If our phone lines are busy, you may need to send in a written sell order.

•      To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

•      If previously authorized, checks can be sent to a shareholder’s U.S. bank account.

–Periodic Withdrawal Plans

You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:

•      sell enough shares to provide a fixed amount of money ($25 minimum amount);

•      pay insurance or annuity premiums or deposits to Principal Life (call us for details); and

•      provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You may set up a periodic withdrawal plan by:

•      completing the applicable section of the application; or

•      sending us your written instructions; or

•      calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:

•      you instruct us to stop; or

•      your Fund account balance is zero.

           When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

        The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

         Excessive Trading Fee. An excessive trading fee may apply to redemptions made within 30 days of purchase as described under “Frequent Purchases and Redemptions” below. If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the “Frequent Purchases and Redemption” section.

Exchanges

Class A, Class B and Class C shares may be exchanged without a sales charge or CDSC for the same class of any other PIF Fund (except Money Market). PIF reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

You may exchange shares by:

•      sending a written request to the address provided on your account statement,

•      completing an Exchange Authorization Form (available on www.PrincipalFunds.com),

•      via the Internet at www.PrincipalFunds.com, or

•      calling us, if you have telephone privileges on the account.

Automatic exchange election

This election authorizes an exchange from one PIF Fund to another on a monthly, quarterly, semiannual, or annual basis. You can set up an automatic exchange by:

•      completing the Automatic Exchange Election section of the application;

•      calling us if telephone privileges apply to the account from which the exchange is to be made; or

•      sending us your written instructions.

Your automatic exchange continues until:

•      you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or

•      your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

•     An exchange by any joint owner is binding on all joint owners.

•     If you do not have an existing account in the PIF Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.

•     All exchanges are subject to the minimum investment and eligibility requirements of the PIF Fund being acquired.

•     You may acquire shares of a PIF Fund only if its shares are legally offered in your state of residence.

•     For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•     accounts with identical ownership;

•     an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;

•     a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or

•     a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Each Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

Excessive Trading Fee. An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

Frequent Purchases and Redemptions

The PIF Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase PIF Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

•      Disrupt the management of the Funds by forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Funds; and

•      causing unplanned portfolio turnover;

•      Hurt the portfolio performance of the Funds; and

•      Increase expenses of the Funds due to increased broker-dealer commissions; and

•      increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Board of Directors of PIF has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A, B, and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Periodic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code). The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

If an intermediary is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund’s portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

•      Increasing the excessive trading fee to 2%,

•      Increasing the excessive trading fee period from 30 days to as much as 90 days,

•      Applying the excessive trading fee to redemptions or exchanges of less than $30,000,

•      Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”

•      Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and

•      Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Tax Considerations

        Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares.

        Generally, dividends paid by the Funds from net short-term capital gains will be taxed as ordinary income. Distributions properly designated by a Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares.

        A dividend or distribution made shortly after the purchase of shares of a PIF Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

         Additional Considerations for Shareholders of the California Insured Intermediate Municipal Fund (the Acquired Fund) and California Municipal Fund (the Acquiring Fund) (collectively for purposes of this section, the “Municipal Funds”). Distributions designated as “exempt-interest dividends” by any of the Municipal Funds are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in one of these Funds may have on the federal taxation of your benefits. In addition, an investment in one of these Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Each of the Municipal Funds may invest a portion of its assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by these Funds will be taxable as described above.

        A portion of the dividends paid by the Municipal Funds may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in these Funds.

        Because of tax law requirements, you must provide the PIF Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

        Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

        Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

        Investments by a PIF Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

        The information contained in this Information Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Portfolio Holdings Information

        PIF will publish month-end portfolio holdings information for the PIF Funds on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until PIF files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website.

        Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of PIF’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

FINANCIAL STATEMENTS

        Each of the Acquired and Acquiring Funds commenced operations after succeeding to the operations of a WM Fund on January 12, 2007. The financial statements for the Acquired Fund and the Acquiring Fund have been carried forward from each such Fund’s predecessor fund. The financial statements for the predecessor funds were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with each predecessor fund’s financial statements, are included in the predecessor funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2006. Such Annual Report to Shareholders, insofar as it relates to the predecessor funds of the Acquired and Acquiring Funds, is incorporated by reference into the Statement of Additional Information. The unaudited financial statements of PIF included in its Semi-Annual Report to Shareholders for the six-month period ended April 30, 2007 have been incorporated by reference into the Statement of Additional Information insofar as such financial statements relate to the Acquired and Acquiring Funds. Copies of these reports are available on request as described above.

        The financial highlights of the Acquired and Acquiring Funds as of April 30, 2007 are included in Appendix D to this Information Statement/Prospectus.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the California Municipal Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PIF.  Certain tax consequences of the Reorganization will be passed upon for the California Municipal Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PIF and for the California Insured Intermediate Municipal Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PIF.

OTHER INFORMATION

        PIF is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PIF Fund must be received by PIF a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

November 28, 2007
Des Moines, Iowa

APPENDIX A

FORM OF PLAN OF ACQUISITION

California Insured Intermediate Municipal Fund and

California Municipal Fund

The Board of Directors of Principal Investors Fund, Inc., a Maryland corporation (the “Fund), deems it advisable that the California Municipal Fund of the Fund (the “California Municipal Fund”) acquire all of the assets of the California Insured Intermediate Municipal Fund of the Fund (the “California Intermediate Fund”) in exchange for the assumption by the California Municipal Fund of all of the liabilities of the California Intermediate Fund and shares issued by the California Municipal Fund which are thereafter to be distributed by the California Intermediate Fund pro rata to its shareholders in complete liquidation and termination of the California Intermediate Fund and in exchange for all of the California Intermediate Fund’s outstanding shares.

The California Intermediate Fund will transfer to the California Municipal Fund, and the California Municipal Fund will acquire from the California Intermediate Fund, all of the assets of the California Intermediate Fund on the Closing Date and will assume from the California Intermediate Fund all of the liabilities of the California Intermediate Fund in exchange for the issuance of the number of shares of the California Municipal Fund determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the California Intermediate Fund in complete liquidation and termination of the California Intermediate Fund and in exchange for all of the California Intermediate Fund’s outstanding shares. The California Intermediate Fund will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by the California Intermediate Fund in proper form prior to the Closing Date shall be fulfilled by the California Intermediate Fund. Redemption requests received by the California Intermediate Fund thereafter will be treated as requests for redemption of those shares of the California Municipal Fund allocable to the shareholder in question.

The California Intermediate Fund will declare, and the California Municipal Fund may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

On the Closing Date, the California Municipal Fund will issue to the California Intermediate Fund a number of full and fractional shares of the California Municipal Fund, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the California Intermediate Fund. The aggregate value of the net assets of the California Intermediate Fund and the California Municipal Fund shall be determined in accordance with the then current Prospectus of the California Municipal Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management, 680 8th Street, Des Moines, Iowa 50392-2080 at 3:00 p.m. Central Time on___________, 2008, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (C) an emergency exists as a result of which it is not reasonably practicable for the California Municipal Fund or the California Intermediate Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, the California Intermediate Fund shall (a) distribute on a pro rata basis to the shareholders of record of the California Intermediate Fund at the close of business on the Closing Date the shares of the California Municipal Fund received by the California Intermediate Fund at the Closing in exchange for all of the California Intermediate Fund’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

For purposes of the distribution of shares of the California Municipal Fund to shareholders of the California Intermediate Fund, the California Municipal Fund shall credit its books an appropriate number its shares to the account of each shareholder of the California Intermediate Fund. No certificates win be issued for shares of the California Municipal Fund. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the California Intermediate Fund, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of the California Municipal Fund to be credited on the books of the California Municipal Fund in respect of such shares of the California Intermediate Fund as provided above.

Prior to the Closing Date, the California Intermediate Fund shall deliver to the California Municipal Fund a list setting forth the assets to be assigned, delivered and transferred to the California Municipal Fund, including the securities then owned by the California Intermediate Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the California Municipal Fund pursuant to this Plan.

All of the California Immediate Fund’s portfolio securities shall be delivered by the California Intermediate Fund’s custodian on the Closing Date to the California Municipal Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of the California Municipal Fund or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the California Intermediate Fund’s account at its custodian to the California Municipal Fund’s account at its custodian. If on the Closing Date the California Intermediate Fund is unable to make good delivery to the California Municipal Fund’s custodian of any of the California Intermediate Fund’s portfolio securities because such securities have not yet been delivered to the California Intermediate Fund’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the California Intermediate Fund shall deliver to the California Municipal Fund’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form” satisfactory to the California Municipal Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by the California Municipal Fund.

This Plan may be abandoned and terminated by the Board of Directors should they determine that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time.

The California Intermediate Fund will pay or cause to be paid all fees and expenses in connection with the transactions contemplated by this Plan, other than portfolio transitioning costs that are incurred subsequent to the Closing and subject to Principal Management’s contractual obligation to limit the Acquired Fund’s expenses attributable to Class A, Class B, and Class C shares. These fees and expenses include, but are not limited to, accountants’ fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or Vice President as of the _____ day of _________________, 2007.

PRINCIPAL INVESTORS FUND, INC.

on behalf of the following Acquired Fund:

California Insured Intermediate Municipal Fund

By: _________________________________________

Ralph C. Eucher, President and Chief Executive Officer

PRINCIPAL INVESTORS FUND, INC.

on behalf of the following Acquiring Fund:

California Municipal Fund

By: __________________________________________

Michael J. Beer, Executive Vice President and Chief Financial Officer

APPENDIX B

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows as of October 31, 2007, the number of shares outstanding of each class of shares of the Acquired and Acquiring Funds:

California Insured Intermediate Municipal Fund (Acquired Fund)		California Municipal Fund (Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Class A	4,750,252.166	Class A	25,466,209.227
Class B	2,749,748.360	Class B	7,827,793.382
Class C	434,013.933	Class C	477,199.400

As of October 31, 2007, the Directors and officers of PIF together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

As of October 31, 2007, the following persons owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of the indicated class of shares of the Acquired Fund:

Share Class	Name/Address of Shareholder	Percentage of Ownership
Class A	NFS LLC FEBO THE ROBERTSON TR DR. QUINTON R. ROBERTSON 110 DEAN ROAD WOODSIDE, CA 94062-2418	5.581%

Class C	CITIGROUP GLOBAL MARKETS INC. 333 WEST 34TH STREET &#65533; 3RD FLOOR NEW YORK, NY 10001-2402	5.006%

	NFS LLC FEBO THE SCHLESINGER FAMILY TRUST STEWART SCHLESINGER 12131 SKYWAY DRIVE SANTA ANA, CA 92705-3133	5.008%

	FIRST CLEARING, LLC WILLARD & JOAN CLIFTON FAMILY LIVING TRUST 6732 W BELMONT AVE FRESNO, CA 93723-9528	5.984%

As of October 31, 2007, the following persons owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of the indicated class of shares of the Acquiring Fund:

Share Class	Name/Address of Shareholder	Percentage of Ownership
Class C	NFS LLC FEBO MARK WIESINGER STEVE WARD WIESINGER LAUREN CHRISTIE THERRE 2734 WALNUT BLVD WALNUT CREEK, CA 94596-4764	5.543%

APPENDIX C

DESCRIPTIONS OF INDICES

        The performance tables included in this Information Statement/Prospectus provide performance information of various indices. These indices are described in this Appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

Lehman Brothers Municipal Bond Index is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and which have at least one year to maturity.

Morningstar Muni California Intermediate-Short Category Average.

Muni California intermediate/short portfolios invest at least 80% of assets in California municipal debt. Because the income from these bonds is generally free from federal taxes and California state taxes, these portfolios are most appealing to residents of California. These portfolios have durations of less than seven years (or, if duration is unavailable, average maturities of less than 12 years).

Morningstar Muni California Long-Term Category Average.

Muni California long portfolios invest at least 80% of assets in California municipal debt. Because the income from these bonds is generally free from federal taxes and California state taxes, these portfolios are most appealing to residents of California. These portfolios have durations of more than seven years (or, if duration is unavailable, average maturities of more than 12 years).

APPENDIX D

FINANCIAL HIGHLIGHTS

        The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ending April 30, 2007. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). The information for the Acquired Fund and the Acquiring for the fiscal years ended October 31, 2002 through October 31, 2006 has been derived from the financial statements for their predecessor funds. The financial statements for the predecessor funds were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each predecessor fund’s financial statements, is included in the predecessor funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2006, which is available upon request, and incorporated by reference into the Statement of Additional Information. Information for the semi-annual period ended April 30, 2007 has not been audited.

California Insured Intermediate Municipal Fund

(Acquired Fund)

                                                                                                                   2007(a)           2006        2005        2004        2003        2002
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class A shares
 Net Asset Value, Beginning of Period.........................                         $ 10.97      $ 10.85      $ 11.14      $ 11.14      $ 11.08      $ 10.98
Income from Investment Operations:
     Net Investment Income (Operating Loss)..................                     0.19(b)           0.36           0.34           0.33           0.35           0.39
     Net Realized and Unrealized Gain (Loss) on Investments..            (0.06)           0.14         (0.29)           0.10           0.12           0.15
                             Total From Investment Operations                              0.13            0.50           0.05           0.43           0.47           0.54
Less Dividends and Distributions:
     Dividends from Net Investment Income....................                       (0.22)         (0.36)         (0.34)        (0.33)         (0.35)        (0.39)
     Distributions from Realized Gains.......................                                     -           (0.02)             -            (0.10)         (0.06)        (0.05)
                            Total Dividends and Distributions                            (0.22)          (0.38)         (0.34)       (0.43)         (0.41)         (0.44)
Net Asset Value, End of Period                                                           $ 10.88       $ 10.97       $ 10.85     $ 11.14      $ 11.14       $ 11.08
Total Return(c)..............................................                                      1.03%(d)          4.68%       0.52%       4.02%       4.29%        5.12%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands)................                  $ 57,182      $ 57,665    $ 65,667    $ 65,772    $ 75,231    $ 57,102
     Ratio of Expenses to Average Net Assets.................               0.88%(e)          0.86%       0.87%       0.85%       0.77%       0.70%
     Ratio of Expenses to Average Net Assets (Excluding
     Interest Expense and Fees)(f)...........................                           0.86%(e)            N/A         N/A          N/A          N/A           N/A
     Ratio of Gross Expenses to Average Net Assets(g)........        0.88%(e)          0.86%       0.87%       0.86%       0.86%       0.89%
     Ratio of Net Investment Income to Average Net Assets....    3.48%(e)          3.35%       3.11%       3.02%       3.15%       3.59%
     Portfolio Turnover Rate.................................                               36.5%(e)          22.0%       27.0%       37.0%       65.0%       28.0%

                                                                                                                   2007(a)           2006        2005        2004        2003        2002
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class B shares
 Net Asset Value, Beginning of Period.........................                         $ 10.97      $ 10.85      $ 11.14      $ 11.14      $ 11.08      $ 10.98
Income from Investment Operations:
     Net Investment Income (Operating Loss)..................                      0.15(b)          0.28           0.26            0.25          0.27           0.31
     Net Realized and Unrealized Gain (Loss) on Investments..             (0.07)          0.14         (0.29)            0.10          0.12          0.15
                             Total From Investment Operations                                0.08          0.42         (0.03)            0.35          0.39          0.46
Less Dividends and Distributions:
     Dividends from Net Investment Income....................                         (0.17)        (0.28)        (0.26)          (0.25)       (0.27)       (0.31)
     Distributions from Realized Gains.......................                                        -         (0.02)            -              (0.10)       (0.06)       (0.05)
                            Total Dividends and Distributions                               (0.17)        (0.30)        (0.26)         (0.35)       (0.33)        (0.36)
Net Asset Value, End of Period                                                              $ 10.88      $ 10.97      $ 10.85      $ 11.14     $ 11.14     $ 11.08
Total Return(c)..............................................                                         0.64%(d)       3.89%      (0.24)%       3.24%       3.51%      4.32%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands)................                      $ 37,604    $ 45,440    $ 59,562    $ 71,502    $ 93,448    $ 89,240
     Ratio of Expenses to Average Net Assets.................                    1.64%(e)       1.62%       1.63%        1.61%       1.53%       1.46%
     Ratio of Expenses to Average Net Assets (Excluding
     Interest Expense and Fees)(f)...........................                                1.63%(e)        N/A          N/A          N/A          N/A          N/A
     Ratio of Gross Expenses to Average Net Assets(g)........             1.66%(e)       1.62%       1.63%       1.62%       1.62%       1.65%
     Ratio of Net Investment Income to Average Net Assets....         2.72%(e)       2.59%       2.35%       2.26%       2.39%       2.83%
     Portfolio Turnover Rate.................................                                    36.5%(e)       22.0%       27.0%       37.0%       65.0%       28.0%

                                                                                                                   2007(a)           2006        2005        2004        2003        2002(h)
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class C shares
 Net Asset Value, Beginning of Period.........................                           $ 10.96      $ 10.85     $ 11.14      $ 11.14      $ 11.08       $ 10.90
Income from Investment Operations:
     Net Investment Income (Operating Loss)..................                        0.15(b)          0.28          0.26            0.25          0.27            0.21
     Net Realized and Unrealized Gain (Loss) on Investments..                (0.06)         0.13        (0.29)            0.10          0.12            0.18
                             Total From Investment Operations                                   0.09         0.41        (0.03)            0.35          0.39            0.39
Less Dividends and Distributions:
     Dividends from Net Investment Income....................                            (0.17)      (0.28)        (0.26)          (0.25)       (0.27)         (0.21)
     Distributions from Realized Gains.......................                                           -       (0.02)               -            (0.10)      (0.06)                 -
                            Total Dividends and Distributions                                  (0.17)      (0.30)        (0.26)           (0.35)      (0.33)         (0.21)
Net Asset Value, End of Period                                                                  $ 10.88   $ 10.96     $ 10.85         $ 11.14    $ 11.14       $ 11.08
Total Return(c)..............................................                                            0.64%(d)      3.89%    (0.24)%          3.24%     3.50%   3.58%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands)................                           $ 4,780    $ 6,129     $ 7,476         $ 8,763  $ 10,317      $ 7,953
     Ratio of Expenses to Average Net Assets.................                       1.65%(e)     1.62%       1.63%          1.61%     1.53%   1.45%(e)
     Ratio of Expenses to Average Net Assets (Excluding
     Interest Expense and Fees)(f)...........................                                    1.63%(e)       N/A         N/A             N/A         N/A       N/A
     Ratio of Gross Expenses to Average Net Assets(g)........                 2.02%(e)    1.62%       1.63%          1.62%    1.62%    1.64%(e)
     Ratio of Net Investment Income to Average Net Assets....             2.71%(e)    2.59%       2.35%          2.26%    2.39%    2.84%(e)
     Portfolio Turnover Rate.................................                                        36.5%(e)    22.0%       27.0%          37.0%     65.0%   28.0%(e)

(a) Six months ended April 30, 2007.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes  interest expense and fees paid on floating rate securities issued. See "Operating Policies" in notes to financial statements.
(g) Excludes expense reimbursement from Manager and/or custodian credits.
(h) Period from March 1, 2002,  date shares first offered,  through  October 31, 2002.

California Municipal Fund

(Acquiring Fund)
                                                                                                                   2007(a)           2006        2005        2004        2003        2002
CALIFORNIA MUNICIPAL FUND
Class A shares
 Net Asset Value, Beginning of Period.........................                           $ 11.32      $ 11.24     $ 11.42      $ 11.22      $ 11.35       $ 11.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)..................                        0.24(b)           0.48         0.48           0.49           0.47            0.50
     Net Realized and Unrealized Gain (Loss) on Investments..               (0.04)            0.22      (0.15)          0.20         (0.06)               -
                             Total From Investment Operations                                  0.20            0.70         0.33          0.69            0.41           0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income....................                           (0.28)          (0.48)      (0.48)       (0.49)         (0.47)         (0.49)
     Distributions from Realized Gains.......................                                   (0.07)          (0.14)      (0.03)            -            (0.07)              -
                            Total Dividends and Distributions                                 (0.35)          (0.62)      (0.51)       (0.49)         (0.54)         (0.49)
Net Asset Value, End of Period                                                                $ 11.17        $ 11.32    $ 11.24    $ 11.42       $ 11.22       $ 11.35
Total Return(c)..............................................                                           1.41%(d)          6.45%      2.90%     6.25%        3.69%        4.57%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands)................                     $ 277,404    $ 264,924  $ 241,879 $ 232,239  $ 252,511  $ 286,095
     Ratio of Expenses to Average Net Assets.................                     1.06%(e)          0.84%       0.84%      0.85%       0.85%       0.86%
     Ratio of Expenses to Average Net Assets (Excluding
     Interest Expense and Fees)(f)...........................                                 0.81%(e)                -%            -%            -%            -%             -%
     Ratio of Gross Expenses to Average Net Assets(g)........              1.06%(e)          0.84%      0.84%       0.85%      0.85%       0.86%
     Ratio of Net Investment Income to Average Net Assets....          4.23%(e)          4.26%      4.19%       4.32%      4.14%       4.39%
     Portfolio Turnover Rate.................................                                     52.8%(e)          29.0%      26.0%       27.0%       34.0%       48.0%

                                                                                                                   2007(a)           2006        2005        2004        2003        2002
CALIFORNIA MUNICIPAL FUND
Class B shares
Net Asset Value, Beginning of Period.........................                           $ 11.32      $ 11.24     $ 11.42      $ 11.22      $ 11.35       $ 11.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)..................                        0.19(b)          0.39          0.39           0.40           0.38            0.42
     Net Realized and Unrealized Gain (Loss) on Investments..               (0.07)          0.22        (0.15)           0.20         (0.06)              -
                             Total From Investment Operations                                  0.12          0.61          0.24            0.60           0.32            0.42
Less Dividends and Distributions:
     Dividends from Net Investment Income....................                           (0.20)       (0.39)        (0.39)         (0.40)         (0.38)         (0.41)
     Distributions from Realized Gains.......................                                   (0.07)       (0.14)        (0.03)              -            (0.07)              -
                            Total Dividends and Distributions                                 (0.27)       (0.53)        (0.42)         (0.40)         (0.45)         (0.41)
Net Asset Value, End of Period                                                                $ 11.17     $ 11.32     $ 11.24       $ 11.42       $ 11.22       $ 11.35
Total Return(c)..............................................                                           1.03%(d)       5.66%       2.13%       5.47%         2.92%        3.79%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands)................                    $ 113,250  $ 132,364  $ 162,534   $ 195,930   $ 255,445   $ 295,662
     Ratio of Expenses to Average Net Assets.................                   1.82%(e)        1.58%       1.59%         1.59%        1.59%        1.60%
     Ratio of Expenses to Average Net Assets (Excluding
     Interest Expense and Fees)(f)...........................                               1.57%(e)              -%            -%               -%              -%             -%
     Ratio of Gross Expenses to Average Net Assets(g)........            1.82%(e)        1.58%       1.59%        1.59%         1.59%       1.60%
     Ratio of Net Investment Income to Average Net Assets....        3.46%(e)        3.52%       3.44%        3.58%         3.40%       3.65%
     Portfolio Turnover Rate.................................                                   52.8%(e)        29.0%       26.0%        27.0%         34.0%       48.0%

                                                                                                                   2007(a)           2006        2005        2004        2003        2002(h)
CALIFORNIA MUNICIPAL FUND
Class C shares
Net Asset Value, Beginning of Period.........................                           $ 11.32      $ 11.24     $ 11.42      $ 11.22      $ 11.35       $ 11.20
Income from Investment Operations:
     Net Investment Income (Operating Loss)..................                        0.19(b)          0.39          0.39           0.40           0.38            0.28
     Net Realized and Unrealized Gain (Loss) on Investments..               (0.07)          0.22        (0.15)           0.20        (0.06)            0.14
                             Total From Investment Operations                                  0.12          0.61          0.24            0.60          0.32             0.42
Less Dividends and Distributions:
     Dividends from Net Investment Income....................                           (0.20)       (0.39)        (0.39)         (0.40)        (0.38)          (0.27)
     Distributions from Realized Gains.......................                                   (0.07)       (0.14)        (0.03)             -            (0.07)               -
                            Total Dividends and Distributions                                 (0.27)       (0.53)        (0.42)         (0.40)        (0.45)          (0.27)
Net Asset Value, End of Period                                                                $ 11.17     $ 11.32     $ 11.24       $ 11.42      $ 11.22        $ 11.35
Total Return(c)..............................................                                           1.02%(d)       5.65%       2.13%       5.46%       2.92%     3.77%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands)................                         $ 4,964     $ 4,413      $ 4,641      $ 5,275      $ 8,193        $ 6,665
     Ratio of Expenses to Average Net Assets.................                     1.84%(e)       1.59%       1.59%       1.60%       1.59%     1.58%(e)
     Ratio of Expenses to Average Net Assets (Excluding
     Interest Expense and Fees)(f)...........................                                 1.58%(e)             -%            -%             -%             -%          -%(e)
     Ratio of Gross Expenses to Average Net Assets(g)........              2.23%(e)       1.59%       1.59%       1.60%       1.59%    1.58%(e)
     Ratio of Net Investment Income to Average Net Assets....          3.45%(e)       3.52%       3.44%       3.57%       3.40%    3.67%(e)
     Portfolio Turnover Rate.................................                                     52.8%(e)       29.0%       26.0%       27.0%       34.0%    48.0%(e)

(a) Six months ended April 30, 2007.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualizedbasis.
(f) Excludes  interest expense and fees paid on floating rate securities issued. See "Operating Policies" in notes to financial statements.
(g) Excludes expense reimbursement from Manager and/or custodian credits.
(h) Period from March 1, 2002, date shares first offered,  through October 31, 2002.

PART B
INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL INVESTORS FUND, INC.
680 8th Street
Des Moines, Iowa 50392-0200
STATEMENT OF ADDITIONAL INFORMATION
Dated: November __, 2007

This Statement of Additional Information is available to the shareholders of the California Insured Intermediate Municipal Fund (the “Acquired Fund”) in connection with the proposed reorganization providing for the combination of the Acquired Fund into the California Municipal Fund (the “Acquiring Fund”), each of which is a separate series of Principal Investors Fund, Inc. (“PIF”) ( the “Reorganization”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with PIF’s Information Statement/Prospectus dated November __, 2007, which describes the proposed Reorganization. The Information Statement/Prospectus may be obtained without charge by writing to Principal Investors Fund, Inc., P.O. Box 8024, Boston, MA 02266-8024, or by calling PIF’s shareholder services department toll free at 1-800-222-5852.

TABLE OF CONTENTS

1.     Statement of Additional Information of PIF dated October 1, 2007.

2.     Audited Financial Statements of WM Trust II for the fiscal year ended October 31, 2006, relating to the predecessor funds to the Acquired and Acquiring Funds.*

3.     Unaudited Financial Statements of PIF for the six-month period ended April 30, 2007, relating to the Acquired and Acquiring Funds.

4.     Pro Forma Financial Information for the combination of the Acquired Fund into the Acquiring Fund.

* The Acquired and Acquiring Funds commenced operations on January 12, 2007 by succeeding to the operations of, respectively, the California Insured Intermediate Municipal Fund and the California Municipal Fund, each of which was a separate series of WM Trust II (the “WM Reorganization”). Each of the Acquired Fund and the Acquiring Fund adopted the financial statements of its corresponding predecessor fund in connection with the WM Reorganization.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (“SEC”):

1.     Statement of Additional Information of PIF dated October 1, 2007.

The Statement of Additional Information of PIF dated October 1, 2007 is incorporated by reference to such document as filed with the SEC on October 4, 2007 (File No. 33-59474).

2.     Audited Financial Statements of WM Trust II for the fiscal year ended October 31, 2006, relating to the predecessor funds to the Acquired and Acquiring Funds.

The audited financial statements of WM Trust II for the fiscal year ended October 31, 2006, including the report thereon of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are incorporated by reference to the Annual Report to Shareholders of WM Trust II for the fiscal year ended October 31, 2006 as filed with the SEC on Form N-CSR on January 5, 2007, insofar as such financial statements relate to the California Insured Intermediate Municipal Fund and the California Municipal Fund, the respective predecessor funds to the Acquired and Acquiring Funds (File No. 33-27489).

3.     Unaudited Financial Statements of PIF for the six-month period ended April 30, 2007, relating to the Acquired and Acquiring Funds.

The unaudited financial statements of PIF for the six-month period ended April 30, 2007 are incorporated by reference to PIF’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2007, as filed with the SEC on Form N-CSR on July 6, 2007, insofar as such financial statements relate to the Acquired and Acquiring Funds (File No. 33-59474).

Pro Forma Financial Statements

Introductory Paragraph

On September 10, 2007, the Board of Directors of Principal Investors Fund, Inc. approved a Plan of Acquisition whereby the California Municipal Fund (the “Acquiring Fund”) will acquire all the assets of the California Insured Intermediate Municipal Fund (the “Acquired Fund”), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the “Reorganization”).

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of April 30, 2007. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the Acquired Fund and the Acquiring Fund at April 30, 2007. The unaudited pro forma statements of operations reflect the results of operations of the Acquired Fund and the Acquiring Fund for the twelve months ended April 30, 2007. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2007.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

	Statements of Assets and Liabilities
	Principal Investors Fund, Inc.
	April 30, 2007 (unaudited)
	(Amounts in thousands, except per share amounts)
	California Insured Intermediate Municipal Fund		California Municipal Fund		Pro Forma Adjustments		Combined California Municipal Fund

Investment in securities--at cost	$ 96,926		$ 420,805		$ -		$ 517,731
Assets
Investment in securities--at value	$ 98,924		$ 437,366		$ -		$ 536,290
Cash	87		30		-		117
Receivables:							-
Capital Shares sold	343		1,192		-		1,535
Dividends and interest	1,345		5,426		-		6,771
Expense reimbursement from Manager	4		3		-		7
Prepaid directors' expenses	1		4		-		5
Prepaid expenses	17		30		-		47
Total Assets	100,721		444,051		-		544,772

Liabilities
Accrued management and investment advisory fees	41		162		-		203
Accrued distribution fees	47		155		-		202
Accrued transfer and administrative fees	20		42		-		62
Payables:
Capital Shares reacquired	16		299		-		315
Dividends payable	258		1,235		-		1,493
Interest expense and fees payable	4		482		-		486
Investment securities purchased	-		6,938		-		6,938
Reorganization costs	-		-		65	(e)	65
Variation margin on futures contracts	19		170		-		189
Floating rate notes issued	750		38,950		-		39,700
Total Liabilities	1,155		48,433		65		49,653
Net Assets Applicable to Outstanding Shares	$ 99,566		$ 395,618		$ (65)		$ 495,119

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 97,559		$ 377,617		$ -		$ 475,176
Accumulated undistributed (overdistributed) net investment income (operating loss)	70		113		(65)	(e)	118
Accumulated undistributed (overdistributed) net realized gain (loss)	(46)		1,306		-		1,260
Net unrealized appreciation (depreciation) of investments	1,983		16,582		-		18,565
Total Net Assets	$ 99,566		$ 395,618		$ (65)		$ 495,119

Capital Stock (par value: $.01 a share):
Shares authorized	300,000		300,000		-		300,000
Net Asset Value Per Share:
Class A: Net Assets	$ 57,182		$ 277,404		$ (39)	(e)	$ 334,547
Shares issued and outstanding	5,257		24,835		(142)	(d)	29,950
Net asset value per share	$ 10.88		$ 11.17				$ 11.17
Maximum offering price per share	$ 11.39	(a)	$ 11.70	(a)			$ 11.70	(a)

Class B: Net Assets	$ 37,604		$ 113,250		$ (23)	(e)	$ 150,831
Shares issued and outstanding	3,457		10,139		(93)	(d)	13,503
Net asset value per share (b)	$ 10.88	(b)	$ 11.17	(b)			$ 11.17	(b)

Class C: Net Assets	$ 4,780		$ 4,964		$ (3)	(e)	$ 9,741
Shares issued and outstanding	439		444		(11)	(d)	872
Net asset value per share	$ 10.88	(b)	$ 11.17	(b)			$ 11.17	(b)

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.50% of the offering price.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(d) Reflects new shares issued, net of retired shares of California Insured Intermediate Municipal Fund.
(e) Reduction in net assets to reflect the estimated expenses of the Reorganization.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Investors Fund, Inc.
Twelve Months Ended April 30, 2007 (unaudited)
(Amounts in thousands)
	California Insured Intermediate Municipal Fund		California Municipal Fund		Pro Forma Adjustments		Combined California Municipal Fund
Net Investment Income (Operating Loss)
Income:
Interest	4,696		20,668		-		25,364
Total Income	4,696		20,668		-		25,364
Expenses:
Management and investment advisory fees	546		1,995		-		2,541
Distribution Fees - Class A	146		655		-		801
Distribution Fees - Class B	452		1,315		-		1,767
Distribution Fees - Class C	57		45		-		102
Registration Fees - Class A	8		8		(8)	(a)	8
Registration Fees - Class B	7		7		(7)	(a)	7
Registration Fees - Class C	7		7		(7)	(a)	7
Shareholder Reports - Class A	-		4		-		4
Shareholder Reports - Class B	-		1		-		1
Transfer and administrative fees - Class A	20		111		-		131
Transfer and administrative fees - Class B	22		53		-		75
Transfer and administrative fees - Class C	6		4		-		10
Auditing and legal fees	28		30		(28)	(a)	30
Custodian fees	8		39		(4)		43
Directors' expenses	1		2		-		3
Interest expense and fees	9		498		-		507
Registration fees	20	(b)	17	(b)	(20)	(a)	17	(b)
Transfer and administrative fees	1	(b)	3	(b)	-		4	(b)
Other expenses	8		26		-		34
Total Gross Expenses	1,346		4,820		(74)		6,092

Less: Custodian Credits	1		2		-		3
Less: Reimbursement from Manager - Class B	3		-		-		3
Less: Reimbursement from Manager - Class C	9		9		-		18
Total Net Expenses	1,333		4,809		(74)		6,068
Net Investment Income (Operating Loss)	3,363		15,859		74		19,296

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	47		2,919		-		2,966
Futures contracts	(118)		(317)		-		(435)
Change in unrealized appreciation/depreciation of:
Investments	1,185		2,701		-		3,886
Futures contracts	(59)		19		-		(40)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	1,055		5,322		-		6,377
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 4,418		$ 21,181		$ 74		$ 25,673

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Amounts shown are those of the WM California Insured Intermediate Municipal Fund or the WM California Municipal Fund (predecessor funds).
Effective January 16, 2007, these expenses are charged to the Class to which they are attributable.

See accompanying notes

				Schedule of Investments
				April 30, 2007 (unaudited)

California Insured Intermediate Municipal Fund	California Municipal Fund	Combined California Municipal Fund				California Insured Intermediate Municipal Fund	California Municipal Fund	Combined California Municipal Fund

Principal Amount (000's)	Principal Amount (000's)	Principal Amount (000's)				Value (000's)	Value (000's)	Value (000's)
				TAX-EXEMPT BONDS
			107.33%	California
				Abag Finance Authority for Nonprofit Corps
$ 1,000	$ -	$ 1,000		6.25%, 8/15/2030		$ 1,027	$ -	$ 1,027
-	1,240	1,240		5.25%, 10/01/2026		-	1,303	1,303
				Abag Finance Authority for Nonprofit Corps ACA
-	2,280	2,280		5.70%, 11/01/2013		-	2,386	2,386
				Adelanto Public Utility Authority/CA
-	700	700		3.96%, 11/01/2034		-	700	700
				Alameda Public Financing Authority
1,000	-	1,000		5.00%, 9/ 2/2008		1,010	-	1,010
				Amador Water Agency/CA MBIA
-	1,000	1,000		5.00%, 06/01/2032		-	1,056	1,056
				Anaheim Public Financing Authority/CA AMBAC
2,000	-	2,000		5.25%, 8/ 1/2013		2,151	-	2,151
				Anaheim Public Financing Authority/CA FSA
2,000	-	2,000		5.25%, 10/ 1/2014		2,155	-	2,155
2,000	-	2,000		5.00%, 10/ 1/2015		2,118	-	2,118
				Anaheim Public Financing Authority/CA MBIA
-	2,000	2,000		9.22%, 12/28/2018(a)		-	2,144	2,144
				Baldwin Park Public Financing Authority/CA AMBAC
-	2,635	2,635		5.00%, 08/01/2027		-	2,767	2,767
-	3,000	3,000		5.00%, 08/01/2034		-	3,136	3,136
				Baldwin Park Public Financing Authority/CA
1,130	-	1,130		4.63%, 8/ 1/2016		1,162	-	1,162
				Barstow Redevelopment Agency/CA MBIA
-	1,705	1,705		7.00%, 09/01/2014		-	1,915	1,915
				Bay Area Governments Association XLCA
-	2,000	2,000		5.25%, 09/01/2029		-	2,140	2,140
				California County TOB Securitization Agency
-	2,000	2,000		0.00%, 06/01/2028 (a)(b)		-	1,751	1,751
-	4,000	4,000		5.13%, 06/01/2038		-	4,005	4,005
-	5,000	5,000		5.25%, 06/01/2045		-	5,065	5,065
				California Educational Facilities Authority
-	1,000	1,000		6.63%, 06/01/2020		-	1,074	1,074
				California Educational Facilities Authority MBIA
1,000	1,000	2,000		5.10%, 3/ 1/2014		1,028	1,028	2,056
				California Health Facilities Financing Authority/CA
-	3,000	3,000		5.00%, 11/15/2034 (c )		-	3,078	3,078
-	1,000	1,000		5.00%, 04/01/2037		-	1,027	1,027
-	700	700		5.25%, 04/01/2039		-	735	735
				California Health Facilities Financing Authority/CA AMBAC
125	-	125		5.88%, 7/ 1/2009		125	-	125
				California Housing Finance Agency
-	4,000	4,000		4.625%, 08/01/2026 (c )		-	3,982	3,982
-	7,450	7,450		4.65%, 08/01/2031 (c )		-	7,385	7,385
-	5,150	5,150		4.70%, 08/01/2036 (c )		-	5,109	5,109
-	2,500	2,500		4.80%, 08/01/2036 (c )		-	2,488	2,488
-	6,760	6,760		4.875%, 08/01/2041 (c )		-	6,786	6,786
-	8,400	8,400		4.75%, 08/01/2042 (c )		-	8,357	8,357
				California Housing Finance Agency AMBAC
1,000	-	1,000		5.10%, 2/ 1/2009		1,020	-	1,020
				California Infrastructure & Economic Development Bank
400	-	400		3.88%, 12/ 1/2031		400	-	400
-	1,000	1,000		5.50%, 10/01/2015		-	1,066	1,066
				California Infrastructure & Economic Development Bank FGIC
1,155	-	1,155		5.00%, 8/15/2018		1,243	-	1,243
				California Mobilehome Park Financing Authority/CA
-	1,000	1,000		4.50%, 12/15/2036		-	979	979
				California Pollution Control Financing Authority
-	2,500	2,500		5.13%, 11/01/2023		-	2,596	2,596
-	1,500	1,500		5.00%, 07/01/2027		-	1,525	1,525
				California Pollution Control Financing Authority AMBAC
-	2,500	2,500		5.85%, 06/01/2021		-	2,524	2,524
				California Rural Home Mortgage Finance Authority
-	25	25		7.95%, 12/01/2024		-	26	26
-	1,000	1,000		5.40%, 12/01/2036		-	1,062	1,062
				California State Department of Water Resources
-	3,000	3,000		5.88%, 05/01/2016		-	3,334	3,334
				California State Department of Water Resources FGIC
3,000	-	3,000		5.25%, 12/ 1/2014		3,252	-	3,252
				California State Department of Water Resources FSA
-	1,670	1,670		5.00%, 12/01/2018		-	1,759	1,759
				California State Department of Water Resources MBIA
1,675	-	1,675		5.25%, 5/ 1/2015		1,800	-	1,800
				California State Department of Water Resources XLCA
3,000	-	3,000		5.38%, 5/ 1/2017		3,265	-	3,265
				California State Public Works Board
-	3,000	3,000		5.40%, 10/01/2022		-	3,073	3,073
-	4,200	4,200		5.00%, 04/01/2023		-	4,343	4,343
-	1,980	1,980		5.50%, 06/01/2023		-	2,167	2,167
-	3,000	3,000		5.00%, 06/01/2024		-	3,136	3,136
-	1,750	1,750		5.00%, 06/01/2025		-	1,827	1,827
				California State Public Works Board AMBAC
2,000	-	2,000		5.25%, 6/ 1/2012		2,148	-	2,148
2,750	-	2,750		5.25%, 12/ 1/2014		2,949	-	2,949
1,000	-	1,000		5.25%, 3/ 1/2016		1,069	-	1,069
				California State Public Works Board MBIA
3,000	-	3,000		5.00%, 12/ 1/2018		3,209	-	3,209
				California Statewide Communities Development Authority
1,500	-	1,500		4.20%, 10/15/2018		1,499	-	1,499
1,000	-	1,000		5.00%, 5/15/2020		1,055	-	1,055
-	4,300	4,300		5.20%, 12/01/2029		-	4,405	4,405
-	3,500	3,500		5.25%, 08/01/2031		-	3,705	3,705
-	2,000	2,000		5.00%, 03/01/2035		-	2,043	2,043
-	1,500	1,500		4.88%, 10/01/2035		-	1,538	1,538
-	1,260	1,260		5.00%, 07/01/2039		-	1,275	1,275
-	2,800	2,800		5.00%, 03/01/2041		-	2,868	2,868
-	5,085	5,085		5.00%, 11/15/2043		-	5,235	5,235
-	4,200	4,200		5.25%, 03/01/2045		-	4,405	4,405
				California Statewide Communities Development Authority FSA
1,845	-	1,845		5.25%, 10/ 1/2015		1,996	-	1,996
				California Statewide Communities Development Authority MBIA
-	2,315	2,315		6.50%, 08/01/2012		-	2,457	2,457
				Carson Redevelopment Agency MBIA
-	1,000	1,000		5.50%, 10/01/2016 (d)		-	1,130	1,130
				Chino Valley Unified School District Certificates of Participation FSA
1,240	-	1,240		5.25%, 9/ 1/2013		1,324	-	1,324
				Chula Vista Community Facilities District/CA
-	1,000	1,000		5.45%, 09/01/2036		-	1,031	1,031
				Chula Vista Public Financing Authority/CA FSA
145	-	145		4.50%, 9/ 2/2013		152	-	152
-	1,475	1,475		4.70%, 09/02/2014		-	1,553	1,553
				City of Alhambra CA MBIA
-	5,360	5,360		6.13%, 09/02/2018		-	5,625	5,625
				City of Azusa CA
-	2,210	2,210		6.00%, 09/01/2026		-	2,328	2,328
				City of Burbank CA FSA
-	3,155	3,155		5.25%, 05/01/2024		-	3,344	3,344
				City of Cathedral City CA
-	990	990		5.00%, 09/02/2030		-	1,001	1,001
-	1,335	1,335		5.05%, 09/02/2035		-	1,349	1,349
				City of Chula Vista CA MBIA
-	3,000	3,000		5.00%, 08/01/2027		-	3,146	3,146
				City of Hawthorne CA
1,000	-	1,000		4.60%, 9/ 1/2021 (c )		983	-	983
-	5,000	5,000		5.00%, 09/01/2030 (c )		-	5,095	5,095
				City of Long Beach CA
-	2,000	2,000		6.88%, 10/01/2025		-	2,038	2,038
				City of Los Angeles CA
-	1,000	1,000		6.25%, 09/20/2039		-	1,021	1,021
				City of Los Angeles CA AMBAC
-	1,445	1,445		5.00%, 03/01/2022		-	1,508	1,508
				City of Modesto CA
-	1,000	1,000		5.15%, 09/01/2036		-	1,023	1,023
				City of Oceanside CA AMBAC
1,575	-	1,575		5.25%, 4/ 1/2016		1,696	-	1,696
-	1,500	1,500		5.25%, 04/01/2018		-	1,605	1,605
				City of Pacifica CA AMBAC
-	1,090	1,090		5.00%, 10/01/2024		-	1,150	1,150
				City of Redding CA MBIA
-	2,540	2,540		8.90%, 07/01/2022 (a)		-	3,478	3,478
				City of Riverside CA MBIA
1,100	-	1,100		5.50%, 9/ 1/2013		1,181	-	1,181
				City of Sacramento CA
1,040	-	1,040		5.00%, 9/ 2/2020		1,059	-	1,059
				City of San Jose CA
-	1,000	1,000		5.88%, 03/01/2033		-	1,033	1,033
				City of Santa Rosa CA
-	4,250	4,250		6.70%, 12/01/2024		-	4,257	4,257
				Coachella Redevelopment Agency
-	2,000	2,000		5.88%, 12/01/2028		-	2,062	2,062
				Contra Costa Community College District/CA MBIA
-	5,000	5,000		5.00%, 08/01/2029		-	5,267	5,267
				Contra Costa County Public Financing Authority MBIA
2,000	-	2,000		5.00%, 6/ 1/2020		2,161	-	2,161
				Contra Costa Water District FSA
-	1,445	1,445		5.00%, 10/01/2017		-	1,522	1,522
-	1,520	1,520		5.00%, 10/01/2018		-	1,598	1,598
				County of Alameda CA MBIA
595	-	595		5.38%, 6/ 1/2009		604	-	604
				County of Riverside CA FGIC
1,015	-	1,015		5.00%, 11/ 1/2018		1,090	-	1,090
1,105	-	1,105		5.00%, 11/ 1/2019		1,182	-	1,182
-	1,160	1,160		5.00%, 11/01/2025		-	1,227	1,227
				County of San Diego CA
1,000	-	1,000		5.00%, 9/ 1/2016		1,051	-	1,051
1,000	-	1,000		5.00%, 9/ 1/2020		1,044	-	1,044
				Davis Public Facilities Financing Authority/CA
-	1,665	1,665		6.60%, 09/01/2025		-	1,713	1,713
				Emeryville Public Financing Authority/CA MBIA
1,265	-	1,265		5.25%, 9/ 1/2015		1,370	-	1,370
1,400	-	1,400		5.25%, 9/ 1/2017		1,509	-	1,509
				Fairfield Housing Authority/CA
-	1,215	1,215		5.63%, 09/01/2023		-	1,258	1,258
				Fontana Redevelopment Agency/CA MBIA
-	1,000	1,000		5.20%, 09/01/2030		-	1,024	1,024
				Fontana Redevelopment Agency/CA FGIC
-	2,000	2,000		4.75%, 09/01/2036		-	2,051	2,051
				Foothill Eastern Transportation Corridor Agency/CA
-	9,000	9,000		0.00%, 01/15/2026 (a)(b)		-	8,437	8,437
-	20,000	20,000		0.00%, 01/15/2030 (b)		-	5,431	5,431
-	10,000	10,000		0.00%, 01/15/2032 (b)		-	2,399	2,399
-	10,000	10,000		0.00%, 01/15/2033 (b)		-	2,261	2,261
-	10,000	10,000		0.00%, 01/15/2034 (b)		-	2,125	2,125
-	10,000	10,000		0.00%, 01/15/2036 (b)		-	1,877	1,877
-	10,000	10,000		0.00%, 01/15/2037 (b)		-	1,768	1,768
-	9,000	9,000		0.00%, 01/15/2038 (b)		-	1,498	1,498
				Fresno Irrigation District FSA
-	1,980	1,980		4.50%, 10/01/2037 (e)		-	1,957	1,957
				Fresno Joint Powers Financing Authority/CA FSA
-	2,000	2,000		5.75%, 06/01/2026		-	2,142	2,142
				Golden State Tobacco Securitization Cor
-	5,000	5,000		5.13%, 06/01/2047		-	5,010	5,010
				Golden State Tobacco Securitization Corp/CA
1,000	-	1,000		5.00%, 6/ 1/2017		1,034	-	1,034
				Golden State Tobacco Securitization Corp/CA AMBAC
2,000	-	2,000		5.00%, 6/ 1/2013		2,140	-	2,140
				Golden West Schools Financing Authority MBIA
685	-	685		5.65%, 2/ 1/2012		745	-	745
				Gonzales Redevelopment Agency/CA
1,000	-	1,000		4.63%, 8/ 1/2011		1,005	-	1,005
				Hesperia Unified School District Special Tax
-	1,065	1,065		5.00%, 09/01/2030 (e)		-	1,071	1,071
-	855	855		5.00%, 09/01/2037 (e)		-	859	859
				Hi-Desert Memorial Health Care District/CA
-	1,000	1,000		5.50%, 10/01/2015		-	1,010	1,010
				Highland Redevelopment Agency/CA AMBAC
-	3,000	3,000		5.00%, 12/01/2028		-	3,154	3,154
				Hollister Joint Powers Financing Authority FSA
-	5,000	5,000		4.50%, 06/01/2037 (c )		-	4,967	4,967
				Huntington Beach Union High School District/CA FSA
-	2,000	2,000		5.00%, 08/01/2027		-	2,129	2,129
-	5,000	5,000		5.00%, 08/01/2029		-	5,267	5,267
				Huntington Park Public Financing Authority/CA
-	2,000	2,000		6.20%, 10/01/2025		-	2,050	2,050
				Imperial CA FGIC
-	1,250	1,250		5.00%, 10/15/2020		-	1,316	1,316
				Imperial Irrigation District/CA AMBAC
-	5,000	5,000		5.50%, 07/01/2029		-	5,341	5,341
				Independent Cities Lease Finance Authority
1,415	-	1,415		4.75%, 5/15/2019		1,454	-	1,454
-	1,765	1,765		5.00%, 05/15/2031		-	1,815	1,815
				Irvine CA
-	990	990		5.70%, 03/01/2018		-	1,020	1,020
-	1,125	1,125		5.00%, 09/02/2025		-	1,136	1,136
-	1,295	1,295		5.00%, 09/02/2026		-	1,306	1,306
-	1,500	1,500		5.00%, 09/02/2029		-	1,517	1,517
				Irvine Public Facilities & Infrastructure Authority/CA AMBAC
-	1,455	1,455		5.00%, 09/02/2020		-	1,504	1,504
-	3,630	3,630		5.00%, 09/02/2021		-	3,753	3,753
-	2,000	2,000		5.00%, 09/02/2023		-	2,065	2,065
				Irvine Unified School District/CA
-	2,600	2,600		5.00%, 09/01/2026		-	2,625	2,625
				Kings Canyon Joint Unified School District FGIC
1,195	-	1,195		5.38%, 8/ 1/2015		1,285	-	1,285
				La Canada Unified School District MBIA
-	1,825	1,825		5.50%, 08/01/2028		-	2,003	2,003
				La Quinta Financing Authority AMBAC
-	1,000	1,000		5.25%, 09/01/2024		-	1,080	1,080
-	2,000	2,000		5.00%, 09/01/2029		-	2,101	2,101
				La Verne Public Financing Authority
-	1,500	1,500		7.25%, 09/01/2026		-	1,529	1,529
				Lake Elsinore Public Financing Authority/CA
-	1,695	1,695		5.80%, 09/02/2015		-	1,755	1,755
				Loma Linda CA
2,000	-	2,000		5.00%, 12/ 1/2017		2,075	-	2,075
-	1,000	1,000		5.00%, 12/01/2022		-	1,024	1,024
				Long Beach Bond Finance Authority AMBAC
1,080	-	1,080		5.25%, 11/ 1/2013		1,165		1,165
-	410	410		5.00%, 08/01/2022		-	434	434
				Long Beach Community College District/CA FGIC
1,435	-	1,435		5.00%, 5/ 1/2019		1,541	-	1,541
				Los Angeles Community Redevelopment Agency/CA AMBAC
-	85	85		6.75%, 07/01/2014		-	85	85
				Los Angeles Community Redevelopment Agency/CA MBIA
-	2,500	2,500		5.40%, 07/01/2024		-	2,633	2,633
-	1,000	1,000		5.25%, 09/01/2026		-	1,090	1,090
				Los Angeles Department of Water & Power FSA
2,000	-	2,000		5.00%, 7/ 1/2017		2,171	-	2,171
				Los Angeles Department of Water & Power MBIA
1,300	-	1,300		5.00%, 7/ 1/2017		1,392	-	1,392
				Los Angeles Municipal Improvement Corp MBIA
1,045	-	1,045		5.50%, 6/ 1/2017		1,128	-	1,128
				Los Angeles State Building Authority/CA MBIA
1,500	-	1,500		5.63%, 5/ 1/2011		1,578	-	1,578
				Los Banos Redevelopment Agency/CA RADIAN
-	2,000	2,000		5.00%, 09/01/2036		-	2,074	2,074
				Monterey Peninsula Community College District FGIC
3,000	-	3,000		5.00%, 8/ 1/2020		3,210	-	3,210
				Moreno Valley Unified School District/CA FSA
-	1,760	1,760		5.00%, 03/01/2027		-	1,844	1,844
				M-S-R Public Power Agency/CA MBIA
2,105	-	2,105		5.00%, 7/ 1/2015		2,212	-	2,212
				Needles Public Utility Authority/CA
-	2,785	2,785		6.50%, 02/01/2022		-	2,845	2,845
				North Natomas Community Facilities District/CA
-	2,105	2,105		5.00%, 09/01/2033		-	2,125	2,125
				Oceanside Community Facilities District/CA
-	1,485	1,485		5.50%, 09/01/2029		-	1,544	1,544
				Ontario Redevelopment Financing Authority/CA AMBAC
1,055	-	1,055		5.50%, 8/ 1/2016		1,141	-	1,141
				Ontario Redevelopment Financing Authority/CA MBIA
1,060	-	1,060		5.25%, 8/ 1/2016		1,135	-	1,135
				Orange County Public Financing Authority/CA AMBAC
1,000	-	1,000		5.38%, 6/ 1/2016		1,087	-	1,087
				Oxnard Harbor District/CA
-	1,200	1,200		5.75%, 08/01/2020		-	1,277	1,277
-	1,000	1,000		6.00%, 08/01/2024		-	1,090	1,090
				Palm Desert Financing Authority MBIA
795	-	795		5.00%, 8/ 1/2012		845	-	845
-	1,280	1,280		5.00%, 08/01/2022		-	1,353	1,353
				Palomar Community College District FSA
-	3,000	3,000		4.75%, 05/01/2032 (e)		-	3,108	3,108
				Perris Public Financing Authority/CA
-	2,805	2,805		5.30%, 10/01/2026		-	2,888	2,888
				Pomona Public Financing Authority MBIA
-	5,000	5,000		5.00%, 02/01/2021		-	5,217	5,217
				Pomona Unified School District/CA MBIA
-	1,000	1,000		6.15%, 08/01/2030		-	1,219	1,219
				Port of Oakland FGIC
-	5,000	5,000		5.75%, 11/01/2029		-	5,261	5,261
				Poway Redevelopment Agency/CA AMBAC
-	1,000	1,000		5.38%, 06/15/2019		-	1,079	1,079
				Redondo Beach Public Financing Authority/CA
-	1,000	1,000		7.13%, 07/01/2026		-	1,022	1,022
				Riverside County Public Financing Authority
-	2,100	2,100		5.80%, 05/15/2029		-	2,166	2,166
				Rocklin Unified School District/CA FGIC
-	1,030	1,030		0.00%, 08/01/2014 (b)		-	714	714
-	1,210	1,210		0.00%, 08/01/2016 (b)		-	750	750
-	1,255	1,255		0.00%, 08/01/2017 (b)		-	738	738
-	1,360	1,360		0.00%, 08/01/2019 (b)		-	717	717
-	1,415	1,415		0.00%, 08/01/2020 (b)		-	707	707
-	1,225	1,225		0.00%, 08/01/2023 (b)		-	522	522
				Saddleback Valley Unified School District/CA FSA
-	3,000	3,000		5.00%, 08/01/2027		-	3,194	3,194
-	4,000	4,000		5.00%, 08/01/2029		-	4,213	4,213
				Salinas Valley Solid Waste Authority/CA AMBAC
-	2,475	2,475		5.25%, 08/01/2027		-	2,594	2,594
-	2,000	2,000		5.25%, 08/01/2031		-	2,094	2,094
				San Bernardino Redevelopment Agency RADIAN
1,565	-	1,565		5.00%, 9/ 1/2018		1,654	-	1,654
				San Diego Redevelopment Agency/CA
-	1,000	1,000		6.40%, 09/01/2019		-	1,047	1,047
-	1,030	1,030		6.50%, 10/01/2025		-	1,118	1,118
				San Francisco Bay Area Transit Financing Authority MBIA
3,000	-	3,000		5.00%, 7/ 1/2018		3,231	-	3,231
				San Francisco City & County Airports Commission MBIA
-	4,000	4,000		5.25%, 05/01/2026		-	4,138	4,138
				San Jose Financing Authority MBIA
1,200	-	1,200		5.00%, 9/ 1/2016		1,263	-	1,263
-	9,310	9,310		5.00%, 9/ 1/2018		-	9,771	9,771
				San Juan Unified School District/CA MBIA
-	3,780	3,780		5.00%, 08/01/2027		-	4,024	4,024
				Santa Maria Redevelopment Agency/CA AMBAC
165	-	165		5.00%, 6/ 1/2013		177	-	177
				Santa Maria Redevelopment Agency/CA AMBAC (continued)
1,085	-	1,085		5.25%, 6/ 1/2015		1,170	-	1,170
				Semitropic Improvement District/CA XLCA
-	2,000	2,000		5.13%, 12/01/2035		-	2,115	2,115
				Shasta Joint Powers Financing Authority/CA MBIA
1,160	-	1,160		5.25%, 4/ 1/2017		1,244	-	1,244
				South Gate Public Financing Authority AMBAC
-	2,090	2,090		5.25%, 09/01/2022		-	2,231	2,231
				South Gate Public Financing Authority XLCA
1,000	1,500	2,500		5.00%, 9/ 1/2016		1,070	1,605	2,675
				South Tahoe Redevelopment Agency/CA
-	1,000	1,000		5.00%, 10/01/2031		-	1,020	1,020
				Stanton CA AMBAC
880	-	880		5.63%, 8/ 1/2029		900	-	900
				State of California
-	5,000	5,000		4.50%, 08/01/2026		-	5,004	5,004
-	5,000	5,000		4.50%, 08/01/2027		-	5,004	5,004
-	1,280	1,280		5.70%, 12/01/2032		-	1,307	1,307
-	800	800		3.98%, 05/01/2033		-	800	800
-	6,000	6,000		4.50%, 09/01/2036		-	5,894	5,894
				State of California CIFG
-	2,000	2,000		5.00%, 10/01/2022		-	2,099	2,099
				State of California FGIC
-	4,430	4,430		5.50%, 06/01/2025		-	4,639	4,639
				State of California MBIA
2,000	-	2,000		6.25%, 9/ 1/2012		2,196	-	2,196
				Stockton-East Water District/CA FGIC
-	1,780	1,780		5.25%, 04/01/2022		-	1,896	1,896
				Sunnyvale CA AMABC
1,000	-	1,000		5.50%, 10/ 1/2016		1,074	-	1,074
				Sunnyvale CA AMBAC
1,000	-	1,000		5.50%, 10/ 1/2014		1,083	-	1,083
				Sweetwater Union High School District MBIA
1,225	-	1,225		5.00%, 9/ 1/2020		1,306	-	1,306
				Temecula Redevelopment Agency/CA MBIA
-	3,270	3,270		5.25%, 08/01/2036		-	3,381	3,381
-	1,305	1,305		5.00%, 12/15/2038		-	1,315	1,315
				Tobacco Securitization Authority of Northern California/CA
-	10,000	10,000		5.38%, 06/01/2038		-	10,264	10,264
-	9,080	9,080		5.50%, 06/01/2045		-	9,358	9,358
				Tobacco Securitization Authority of Southern California/CA
-	4,000	4,000		5.00%, 06/01/2037		-	3,963	3,963
-	13,000	13,000		5.13%, 06/01/2046 (c )		-	13,003	13,003
				Torrance CA
-	1,000	1,000		6.00%, 06/01/2022		-	1,079	1,079
				Tracy Area Public Facilities Financing Agency/CA MBIA
985	-	985		5.88%, 10/ 1/2013		1,050	-	1,050
				Turlock CA
-	1,900	1,900		5.38%, 10/15/2034		-	1,983	1,983
				Tustin Community Facilities District
-	1,000	1,000		5.38%, 09/01/2029		-	1,032	1,032
				Walnut Public Financing Authority/CA AMBAC
-	2,305	2,305		5.38%, 09/01/2022		-	2,457	2,457

			0.22%	Guam
				Territory of Guam FSA
1,000	-	1,000		5.50%, 12/ 1/2011 (d)		1,076	-	1,076

			0.53%	Puerto Rico
				Children's Trust Fund
-	2,500	2,500		5.63%, 05/15/2043		-	2,632	2,632

			0.22%	Virgin Islands
				Virgin Islands Public Finance Authority
-	1,000	1,000		6.38%, 10/01/2019		-	1,086	1,086
			108.30%	TOTAL TAX-EXEMPT BONDS		98,924	437,366	536,290
			108.30%	TOTAL INVESTMENTS		98,924	437,366	536,290

(750)	(38,950)	(39,700)	-8.02%	LIABILITY FOR FLOATING RATE NOTES ISSUED IN CONJUNCTION WITH SECURITIES HELD (Notes with interest rates ranging from 3.94% to 4.02% at April 30, 2007 and contractual maturities of collateral ranging from 2036 to 2046) (f)		(750)	(38,950)	(39,700)
			100.28%	TOTAL NET INVESTMENTS		98,174	398,416	496,590
			-0.28%	OTHER ASSETS IN EXCESS OF LIABLITIES, NET		1,392	(2,798)	(1,406)
			100.00%	TOTAL NET ASSETS		99,566	395,618	495,184

			(a)	Variable Rate
			(b)	Non-Income Producing Security
			(c )	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See notes.
			(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,206 or 0.45% of net assets.
			(e)	Security purchased on a when-issued basis.
			(f)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at April 30, 2007.

				Unrealized Appreciation (Depreciation)
				The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:
				Unrealized Appreciation		$ 2,049	$ 17,108	$ 19,157
				Unrealized Depreciation		$ (18)	$ (334)	$ (352)
				Net Unrealized Appreciation (Depreciation)		$ 2,031	$ 16,774	$ 18,805
				Cost for federal income tax purposes		$ 96,176	$ 381,710	$ 477,886
				All dollar amounts are shown in thousands (000's)

				Futures Contracts
				Sell:	U.S. 10 Year Note; June 2007
				Number of Contracts		39	48	87
				Original Value		$ 4,210	$ 5,204	$ 9,414
				Current Market Value		$ 4,225	$ 5,200	$ 9,425
				Unrealized Appreciation/(Depreciation)		$ (15)	$ 4	$ (11)

				Sell:	U.S. Long Bond; June 2007
				Number of Contracts			174	174
				Original Value		$ -	$ 19,461	$ 19,461
				Current Market Value		$ -	$ 19,444	$ 19,444
				Unrealized Appreciation/(Depreciation)		$ -	$ 17	$ 17
				All dollar amounts are shown in thousands (000's)

Schedule of Investments
April 30, 2007 (unaudited)

Portfolio Summary (unaudited)
Sector	Percent
Insured	51.13%
Revenue	40.33%
Revenue - Special Tax	6.92%
General Obligation	4.65%
Prerefunded	3.57%
Tax Allocation	1.70%
Liability for Floating Rate Notes Issued	-8.02%
Liabilities in Excess of Other Assets, Net	-0.28%
TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)
Asset Type	Percent
Futures	5.83%

As of April 30, 2007, all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

See accompanying notes

Pro Forma Notes to Financial Statements
April 30, 2007
(unaudited)

1. Description of the Funds

California Insured Intermediate Municipal Fund and California Municipal Fund are series of Principal Investors Fund, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On September 10, 2007, the Board of Directors of Principal Investors Fund, Inc., California Insured Intermediate Municipal Fund approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, subject to approval by the shareholders of California Insured Intermediate Municipal Fund, California Municipal Fund will acquire all the assets of California Insured Intermediate Municipal Fund subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of California Municipal Fund.
The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2007. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of California Insured Intermediate Municipal Fund and California Municipal Fund at April 30, 2007. The unaudited pro forma statements of operations reflect the results of operations of California Insured Intermediate Municipal Fund and California Municipal Fund for the twelve months ended April 30, 2007. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for California Insured Intermediate Municipal Fund and California Municipal Fund under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of California Municipal Fund for pre-combination periods will not be restated.he pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Pro Forma Notes to Financial Statements

April 30, 2006
(unaudited)

4. Security Valuation

California Insured Intermediate Municipal Fund and California Municipal Fund value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

Short-term securities are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

5. Floating Rate Notes Issued in Conjunction with Securities Held

California Insured Intermediate Municipal Fund and California Municipal Fund have entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the “statement of assets and liabilities”. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Details of the floating rates notes are included in each Funds’ schedule of investments.

6. Futures Contracts

California Insured Intermediate Municipal Fund and California Municipal Fund may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Funds agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ cost basis in the contract.

7. Capital Shares

The pro forma net asset value per share assumes issuance of shares of California Municipal Fund that would have been issued at April 30, 2007, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of California Insured Intermediate Municipal Fund, as of April 30, 2007, divided by the net asset value per share of the California Municipal Fund as of April 30, 2007. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

Pro Forma Notes to Financial Statements
April 30, 2006
(unaudited)

8. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2007. The expenses of the California Insured Intermediate Municipal Fund were adjusted assuming the fee structure of the California Municipal Fund was in effect for the twelve months ended April 30, 2007.

9. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

10. Plan of Acquisition

Under the Plan of Acquisition, the Acquired Fund will pay all out-of-pocket fees and expenses incurred in connection with the Reorganization. The out-of-pocket fees and expenses are estimated to be $65,000.